--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   Exhibits in Support of Fairness Opinion For

                                   PROJECT COP

                              [LOGO]BT Alex. Brown
                                 March 2, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The information contained in this document was obtained from the management of CAPTAIN and other sources.

This document has been prepared for the use of the Board of Directors of CAPTAIN only. It is confidential and may not be disclosed or provided to any third parties without the written permission of BT Alex. Brown Incorporated ("BT Alex. Brown").

This document is prepared as of February 26, 1999 and reflects information made available to us prior to such date. It does not include information regarding all of the assessments made by BT Alex. Brown in arriving at its conclusions.


--------------------------------------------------------------------------------
PROJECT COP                          - 3 -                  [LOGO]BT Alex. Brown
                                                                  Incorporated

                               Table of Contents
--------------------------------------------------------------------------------

                                                                             Tab
                                                                             ---

I.    Overview of Proposed Transaction
        Review of Process                                                     1
        Overview of Acquiror                                                  2
        Financial Overview of Proposed Transaction                            3

II.   Overview of CAPTAIN                                                     4

III.  Summary Valuation Analysis
        Selected Public Companies                                             5
        Selected M&A Transactions                                             6
        Discounted Cash Flow Analysis                                         7
        Premiums Paid Analysis                                                8
        Post-Transaction Common Stock Value Analysis                          9
        Leveraged Recapitalization Analysis                                  10

IV.   Appendix                                                               11


--------------------------------------------------------------------------------
PROJECT COP                          - 4 -                  [LOGO]BT Alex. Brown
                                                                  Incorporated

--------------------------------------------------------------------------------

                                Review of Process


--------------------------------------------------------------------------------
PROJECT COP                          - 5 -                  [LOGO]BT Alex. Brown
                                                                  Incorporated

                                Review of Process
--------------------------------------------------------------------------------

o On September 9, 1998, CAPTAIN preannounces Q3 and Q4 1998 and 1999E EPS shortfalls and a change in its expected forward growth rate.

o On September 15, 1998, Chairman, CEO and Founder Don Larson resigns and Dan Thomas, former COO, is named interim CEO.

o On September 15, 1998, Welsh, Carson, Anderson & Stowe ("WCAS") submits to the Board an unsolicited expression of interest to acquire the Company.

o On September 22, 1998, WCAS makes a Hart Scott Rodino filing, indicating a desire to acquire in excess of $15 million of CAPTAIN stock.

o Between September 15, 1998 and October 1, 1998, the Company receives four additional unsolicited expressions of interest.

o On October 1, 1998, the Board forms a Special Committee to consider various strategic alternatives.


--------------------------------------------------------------------------------
PROJECT COP                          - 6 -                  [LOGO]BT Alex. Brown
                                                                  Incorporated

                                Review of Process
--------------------------------------------------------------------------------

o On October 20, 1998, WCAS files with the SEC a Schedule 13D indicating a 9.1% ownership position in the Company.

o On October 29, 1998, in conjunction with its Q3 earnings release and announcement of a non-recurring charge of $15 to $25 million, the Company announces the formation of a Special Committee and the hiring of BT Alex. Brown Incorporated ("BTAB") as financial advisor.

o     On November 17, 1998, the Board elects Dan Thomas, Chief Executive
      Officer.

o Between December 7, 1998 and December 14, 1998, eleven financial and nine strategic parties are contacted regarding their interest in acquiring CAPTAIN.

o Subsequently, confidentiality agreements are signed by, and descriptive memorandums are sent to, nine financial and two strategic parties.

o On January 28, 1999, five financial parties indicate in writing an interest in a transaction involving the acquisition of CAPTAIN. One strategic party indicates verbally an interest in a transaction with the Company.


--------------------------------------------------------------------------------
PROJECT COP                          - 7 -                  [LOGO]BT Alex. Brown
                                                                  Incorporated

                                Review of Process
--------------------------------------------------------------------------------

o Between February 9, 1999 and February 23, 1999, all of the potential acquirors attend management presentations, several conduct legal, tax and accounting reviews and participate in business due diligence sessions with members of the CAPTAIN management team.

o On February 24, 1999, second round indications of interest are received from four financial parties including WCAS, indicating an interest in purchasing all or substantially all of the Company effected through a leveraged recapitalization.

o Three parties express indications that are subject to substantial business and confirmatory due diligence. WCAS' indication expires on March 5, 1999 and expresses no need for incremental due diligence on the part of WCAS or its financing sources other than "informal confirmatory follow-up."

o On February 26, 1999, the Special Committee elects to pursue an accelerated transaction with WCAS on the condition that a definitive agreement be approved or executed by March 2, 1999 at $16.50 per share.

o On February 27, 1999, the Special Committee updates the Board of Directors regarding the process and the pursuit of a transaction with WCAS.


--------------------------------------------------------------------------------
PROJECT COP                          - 8 -                  [LOGO]BT Alex. Brown
                                                                  Incorporated

                                Review of Process
--------------------------------------------------------------------------------

                                                               Number of Parties
                                                               -----------------

Initial Discussions                                                   20

Confidentiality Agreements Signed                                     11

Descriptive Memorandums Sent                                          11

First Round Written Indications of Interest                            6

Management Meetings                                                    6

Detailed Due Diligence Review                                          5

Second Round Proposals Received                                        4


--------------------------------------------------------------------------------
PROJECT COP                          - 9 -                  [LOGO]BT Alex. Brown
                                                                  Incorporated

                                Review of Process
--------------------------------------------------------------------------------

                             Second Round Proposals

-------------------------------------------------------------------------------------------------------------
                                                                     Proposed
                                                         Rollover  Total Debt to          Comments on
Bidder                       Price        Structure         %        LTM EBITDA            Agreement
-----------------------   ----------   ---------------   --------  ------------- ----------------------------
Welsh, Carson, Anderson   $16.50 (a)   100% turnover       None         6.0x             Detailed but
     & Stowe, L.P.                       or public          or                       negotiable, including
                                      leveraged recap.      7%                      softening MAC language
                                                                                      and expansion of
                                                                                   break-up fee language.
                                                                                  Incremental reps include
                                                                                 Y2K, labor, real property,
                                                                                       and contracts.
-------------------------------------------------------------------------------------------------------------

Bidder B                  $15.00         Public or          8%         5.0x            One page summary
                                          private                                including recapitalization
                                      leveraged recap.                             condition and break-up
                                                                                       fee and benefit
                                                                                        continuation
                                                                                  comments; Additional reps
                                                                                    include Y2K, medical
                                                                                    fraud, and contracts

-------------------------------------------------------------------------------------------------------------

Bidder C                  $16.00 -    Public leveraged    6-7%         5.0x           Two page summary
                          $17.00      recapitalization                             tightening no-shop and
                                                                                   softening MAC language;
                                                                                  Incremental reps include
                                                                                    Y2K, insurance, real
                                                                                 property and environmental

-------------------------------------------------------------------------------------------------------------

Bidder D                  $16.00         Leveraged       5-10%         5.0x      Two page summary including
                                      recapitalization                               tightening no-shop,
                                                                                          expansion
                                                                                  of breakup fee language;
                                                                                   Additional reps include
                                                                                     Y2K, contracts and
                                                                                 completeness of disclosure.
-------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
Bidder                              Financing                  Other
-----------------------        -------------------     ---------------------
Welsh, Carson, Anderson          Fully-financed           No additional
     & Stowe, L.P.              including bridge            diligence
                                 commitment on              required
                               sub-debt component




----------------------------------------------------------------------------

Bidder B                        Credit Facility           Not more than
                                      and              2 weeks to complete
                                Highly Confident          confirmatory
                                Letters subject           due diligence
                                to business due
                              diligence and market
                                   conditions

----------------------------------------------------------------------------

Bidder C                         Credit Facility        3 additional weeks
                                       and             to complete business
                                 Highly Confident          due diligence
                                Letters subject to
                              business due diligence
                              and market conditions

----------------------------------------------------------------------------

Bidder D                         Credit Facility       2-3 weeks to complete
                                       and              additional business
                                 Highly Confident          due diligence
                                Letters subject to
                              business due diligence
                              and market conditions

----------------------------------------------------------------------------

----------
(a) Original proposal dated 2/24/99 indicated $15.50; in an unsolicited follow-up telephone call on 2/25/99, the proposal was raised to $16.25.

--------------------------------------------------------------------------------
PROJECT COP                          - 10 -                 [LOGO]BT Alex. Brown
                                                                  Incorporated

--------------------------------------------------------------------------------

                              Overview of Acquiror


--------------------------------------------------------------------------------
PROJECT COP                          - 11 -                 [LOGO]BT Alex. Brown
                                                                  Incorporated

                              Overview of Acquiror
--------------------------------------------------------------------------------

o One of the nation's leading sources of private equity, with resources of over $7.6 billion.

o     Focus on two industries: health care and information services.

o Completed more than 77 initial buy-out investments as well as numerous follow-on acquisitions for its portfolio companies.

o WCAS' core group of portfolio companies have combined revenues of approximately $17 billion.

o WCAS' sponsorship has created public companies such as American Oncology Resources, National Surgery Centers and Lincare Holdings.

o WCAS' recently announced transactions or completed recapitalizations include Centennial HealthCare Corporation and MedCath Incorporated.


--------------------------------------------------------------------------------
PROJECT COP                          - 12 -                 [LOGO]BT Alex. Brown
                                                                  Incorporated

--------------------------------------------------------------------------------

                   Financial Overview of Proposed Transaction


--------------------------------------------------------------------------------
PROJECT COP                          - 13 -                 [LOGO]BT Alex. Brown
                                                                  Incorporated

                      Summary of Proposed Transaction Terms
--------------------------------------------------------------------------------

Transaction:                  Cash merger for approximately 95.8% of the
                              outstanding common stock of CAPTAIN. The remaining
                              4.2% of the outstanding common stock would remain outstanding as shares of the surviving corporation, representing 7% of the post-transaction equity.

                              Commercially reasonable efforts obligation to consummate "100% Turnover" structure allowing shareholders to receive 100% cash. This structure requires an independent and unaffiliated investor to be identified within 20 calendar days to purchase 7% of the post-transaction equity (a).

Price per Share:              $16.50

Accounting Treatment:         Recapitalization

Termination Fee:              $29 million

Key Conditions to Closing:    Customary Conditions
                              Solvency Letter
                              Financing

Termination Date:             August 31, 1999

----------
(a) This structure was successfully executed in the Regal Cinemas Transaction announced January 1, 1998.


--------------------------------------------------------------------------------
PROJECT COP                          - 14 -                 [LOGO]BT Alex. Brown
                                                                  Incorporated

                 Financial Overview of the Proposed Transaction
--------------------------------------------------------------------------------
                 (dollars in millions, except per share amounts)

Purchase Price per Share                                                 $16.50

  Shares Outstanding:
    Shares Outstanding (a)                                                 47.3
    In-the-Money Options Outstanding (a) (b)                                1.2
                                                                       --------
     Total Shares Outstanding                                              48.5

Total Implied Equity Purchase Price                                      $800.4

  Less: Exercise of In-the-Money Option Proceeds (a) (b)                  ($7.9)
                                                                       --------

Net Equity Purchase Price                                                $792.5

  Plus: Total Debt (as of 12/31/98)                                      $327.9
  Less: Total Cash (as of 12/31/98)                                     ($120.1)
                                                                       --------

Enterprise Purchase Price                                              $1,000.4

----------
(a)   Source: CAPTAIN management.
(b) Based on a purchase price per share of $16.50 and in-the-money options with a weighted average exercise price of $6.50.


--------------------------------------------------------------------------------
PROJECT COP                          - 15 -                 [LOGO]BT Alex. Brown
                                                                  Incorporated

                 Financial Overview of the Proposed Transaction
--------------------------------------------------------------------------------
                 (dollars in millions, except per share amounts)

                                                                   Transaction
                                                         CAPTAIN    Multiples
                                                         -------   -----------
Enterprise Value Multiples:
  LTM Revenues                                           $ 616.8       1.6x
  LTM EBITDA                                             $ 112.3       8.9x
  LTM EBITDA less CapEx                                  $  78.0      12.8x
  LTM EBIT                                               $  89.0      11.2x

Equity Value Multiples:
  LTM Net Income                                         $  44.2      17.9x
  CY 1999 Earnings per Share (a)                         $  0.95      17.3x
  CY 2000 Earnings per Share (a)                         $  1.10      15.0x

Premium to Market:
  One day prior (02/26/99)                               $ 10.63      55.3%
  One month prior (01/26/99)                             $ 10.81      52.6%
  One day prior to grant of early termination of
    WCAS' Hart Scott Rodino filing (10/09/98)            $  6.31     161.4%

----------
Note: LTM as of 12/31/98.

(a) Source: CAPTAIN management estimates.


--------------------------------------------------------------------------------
PROJECT COP                          - 16 -                 [LOGO]BT Alex. Brown
                                                                  Incorporated

--------------------------------------------------------------------------------

                               Overview of CAPTAIN


--------------------------------------------------------------------------------
PROJECT COP                          - 17 -                 [LOGO]BT Alex. Brown
                                                                  Incorporated

                     CAPTAIN Historical Stock Price History
--------------------------------------------------------------------------------

                           January 1, 1998 to Present

  [The following table was depicted as a line graph in the printed material.]

                Daily Closing Stock Price

1/1/98                    $33.75
1/2/98                    $33.25
1/5/98                    $33.25
1/6/98                    $32.88
1/7/98                    $32.13
1/8/98                    $31.63
1/9/98                    $29.50
1/12/98                   $29.00
1/13/98                   $31.38
1/14/98                   $31.38
1/15/98                   $32.00
1/16/98                   $33.13
1/20/98                   $33.25
1/21/98                   $33.38
1/22/98                   $34.13
1/23/98                   $32.50
1/26/98                   $30.88
1/27/98                   $30.50
1/28/98                   $32.94
1/29/98                   $30.44
1/30/98                   $32.13
2/2/98                    $32.25
2/3/98                    $31.75
2/4/98                    $31.50
2/5/98                    $31.44
2/6/98                    $30.88
2/9/98                    $30.50
2/10/98                   $30.13
2/11/98                   $29.75
2/12/98                   $29.25
2/13/98                   $30.13
2/17/98                   $30.13
2/18/98                   $31.13
2/19/98                   $31.88
2/20/98                   $32.00
2/23/98                   $32.25
2/24/98                   $32.75   CAPTAIN buys Preferred Payment Systems.
2/25/98                   $33.50
2/26/98                   $32.63
2/27/98                   $34.31
3/2/98                    $35.06
3/3/98                    $34.50
3/4/98                    $34.06
3/5/98                    $33.63
3/6/98                    $33.75
3/9/98                    $33.06
3/10/98                   $33.00
3/11/98                   $31.63
3/12/98                   $31.94
3/13/98                   $31.50
3/16/98                   $30.38
3/17/98                   $29.94
3/18/98                   $31.13
3/19/98                   $31.44
3/20/98                   $30.88
3/23/98                   $31.06
3/24/98                   $31.00
3/25/98                   $30.69
3/26/98                   $30.56
3/27/98                   $30.63
3/30/98                   $29.88
3/31/98                   $30.75
4/1/98                    $30.69
4/2/98                    $31.81
4/3/98                    $32.06
4/6/98                    $31.75
4/7/98                    $31.69
4/8/98                    $31.25
4/9/98                    $31.88
4/13/98                   $32.56
4/14/98                   $33.50
4/15/98                   $33.63
4/16/98                   $33.38
4/17/98                   $33.81
4/20/98                   $33.88
4/21/98                   $33.56
4/22/98                   $33.63
4/23/98                   $33.75
4/24/98                   $33.50
4/27/98                   $32.38
4/28/98                   $32.75
4/29/98                   $32.75
4/30/98                   $31.13
5/1/98                    $30.69
5/4/98                    $30.94
5/5/98                    $30.25
5/6/98                    $30.06
5/7/98                    $30.00
5/8/98                    $30.88
5/11/98                   $30.88
5/12/98                   $30.00
5/13/98                   $29.44
5/14/98                   $29.38
5/15/98                   $28.63
5/18/98                   $27.50
5/19/98                   $28.06
5/20/98                   $28.44
5/21/98                   $27.00
5/22/98                   $25.69
5/26/98                   $25.19
5/27/98                   $24.88
5/28/98                   $23.63
5/29/98                   $23.38
6/1/98                    $23.38
6/2/98                    $23.56
6/3/98                    $24.19
6/4/98                    $24.88
6/5/98                    $26.25
6/8/98                    $27.50
6/9/98                    $26.81
6/10/98                   $26.00
6/11/98                   $26.75
6/12/98                   $27.75
6/15/98                   $26.69
6/16/98                   $27.38
6/17/98                   $27.56
6/18/98                   $26.94
6/19/98                   $26.13
6/22/98                   $25.88
6/23/98                   $26.19
6/24/98                   $26.75
6/25/98                   $26.06
6/26/98                   $26.56
6/29/98                   $24.13
6/30/98                   $26.00
7/1/98                    $24.31
7/2/98                    $24.75
7/6/98                    $24.25
7/7/98                    $23.38
7/8/98                    $23.63
7/9/98                    $24.38
7/10/98                   $24.00
7/13/98                   $24.00
7/14/98                   $23.75
7/15/98                   $24.38
7/16/98                   $24.19
7/17/98                   $24.00
7/20/98                   $23.88
7/21/98                   $23.63
7/22/98                   $23.44
7/23/98                   $23.31
7/24/98                   $21.00
7/27/98                   $21.50
7/28/98                   $21.44
7/29/98                   $20.25
7/30/98                   $22.41
7/31/98                   $23.00
8/3/98                    $23.00
8/4/98                    $21.81
8/5/98                    $20.88
8/6/98                    $20.88
8/7/98                    $21.00
8/10/98                   $20.50
8/11/98                   $19.44
8/12/98                   $19.38
8/13/98                   $19.13
8/14/98                   $18.56
8/17/98                   $17.56
8/18/98                   $17.88
8/19/98                   $17.31
8/20/98                   $16.38
8/21/98                   $18.09
8/24/98                   $18.31
8/25/98                   $17.13
8/26/98                   $16.00
8/27/98                   $15.06
8/28/98                   $14.56
8/31/98                   $12.81
9/1/98                    $13.56
9/2/98                    $12.06
9/3/98                    $12.25
9/4/98                    $12.19
9/8/98                    $ 6.09
9/9/98                    $ 7.25   CAPTAIN announces 2H'98 and '99 EPS shortfall
                                   and revision of projected growth rate.
9/10/98                   $ 7.13
9/11/98                   $ 8.00
9/14/98                   $ 7.97
9/15/98                   $ 7.69
9/16/98                   $ 6.56   CAPTAIN's Chairman and CEO resigns.
9/17/98                   $ 6.63
9/18/98                   $ 7.09
9/21/98                   $ 7.00
9/22/98                   $ 7.38
9/23/98                   $ 8.88
9/24/98                   $ 9.13
9/25/98                   $ 9.00
9/28/98                   $ 8.75
9/29/98                   $ 7.81
9/30/98                   $ 8.00
10/1/98                   $ 7.50
10/2/98                   $ 7.25
10/5/98                   $ 7.38
10/6/98                   $ 6.63
10/7/98                   $ 6.19
10/8/98                   $ 6.19
10/9/98                   $ 6.31   FTC clears Welsh, Carson, Anderson and
                                   Stowe's HSR filing for early termination.
10/12/98                  $ 8.06
10/13/98                  $ 8.56
10/14/98                  $ 8.06
10/15/98                  $ 8.44
10/16/98                  $ 8.69
10/19/98                  $ 9.00
10/20/98                  $10.44
10/21/98                  $11.00
10/22/98                  $10.25
10/23/98                  $10.13
10/26/98                  $10.50
10/27/98                  $10.81
10/28/98                  $12.00
10/29/98                  $10.50   CAPTAIN announces disappointing 3Q earnings,
                                   a non-recurring charge of $15-$25 million,
                                   and the establishment of the Special
                                   Committee.
10/30/98                  $10.25
11/2/98                   $10.88
11/3/98                   $10.63
11/4/98                   $10.44
11/5/98                   $10.25
11/6/98                   $10.25
11/9/98                   $10.13
11/10/98                  $10.56
11/11/98                  $10.38
11/12/98                  $10.38
11/13/98                  $10.63
11/16/98                  $10.75
11/17/98                  $10.75
11/18/98                  $10.56
11/19/98                  $10.63
11/20/98                  $10.75
11/23/98                  $12.19
11/24/98                  $11.25
11/25/98                  $11.94
11/27/98                  $11.94
11/30/98                  $11.81
12/1/98                   $11.38
12/2/98                   $11.25
12/3/98                   $11.38
12/4/98                   $11.44
12/7/98                   $11.25
12/8/98                   $10.88
12/9/98                   $10.88
12/10/98                  $10.19
12/11/98                  $10.50
12/14/98                  $10.56
12/15/98                  $10.31
12/16/98                  $10.13
12/17/98                  $ 9.94
12/18/98                  $ 9.97
12/21/98                  $10.00
12/22/98                  $ 9.88
12/23/98                  $ 9.81
12/24/98                  $ 9.75
12/28/98                  $ 9.50
12/29/98                  $ 9.41
12/30/98                  $ 9.81
12/31/98                  $10.69
1/4/99                    $10.06
1/5/99                    $10.13
1/6/99                    $10.44
1/7/99                    $10.38
1/8/99                    $10.81
1/11/99                   $10.81
1/12/99                   $10.50
1/13/99                   $11.56
1/14/99                   $11.56
1/15/99                   $11.63
1/19/99                   $11.00
1/20/99                   $10.69
1/21/99                   $10.81
1/22/99                   $10.75
1/25/99                   $10.88
1/26/99                   $10.81
1/27/99                   $10.75
1/28/99                   $11.56
1/29/99                   $11.50
2/1/99                    $11.50
2/2/99                    $11.69
2/3/99                    $10.44
2/4/99                    $10.25   CAPTAIN announces 1999 EPS expectation of
                                   $0.90-$0.95
2/5/99                    $11.19
2/8/99                    $11.00
2/9/99                    $10.91
2/10/99                   $10.50
2/11/99                   $10.50
2/12/99                   $10.75
2/16/99                   $10.50
2/17/99                   $10.13
2/18/99                   $10.31
2/19/99                   $10.63
2/22/99                   $10.88
2/23/99                   $10.75
2/24/99                   $10.56
2/25/99                   $10.38
2/26/99                   $10.63


--------------------------------------------------------------------------------
PROJECT COP                          - 18 -                 [LOGO]BT Alex. Brown
                                                                  Incorporated

                    CAPTAIN Relative Stock Price Performance
--------------------------------------------------------------------------------

                        February 26, 1998 through Present

  [The following table was depicted as a line graph in the printed material.]

                                         CAPTAIN         Selected          S&P
                                         (-67.4%)         Public           500
                                                         Companies       (18.1%)
                                                         (-30.5%)

2/26/98                                      100             100             100
2/27/98                                   105.17           99.68          100.06
3/2/98                                    107.47           98.92           99.91
3/3/98                                    105.75           99.87          100.32
3/4/98                                    104.41            99.2           99.87
3/5/98                                    103.07           99.19            98.7
3/6/98                                    103.45          100.01          100.67
3/9/98                                    101.34          100.35          100.35
3/10/98                                   101.15          100.94          101.49
3/11/98                                    96.93          103.28          101.89
3/12/98                                    97.89          104.09          102.03
3/13/98                                    96.55          103.34           101.9
3/16/98                                     93.1           104.9          102.92
3/17/98                                    91.76          105.25          103.03
3/18/98                                     95.4           104.8          103.51
3/19/98                                    96.36          105.11          103.92
3/20/98                                    94.64          105.02          104.81
3/23/98                                    95.21          105.84          104.47
3/24/98                                    95.02          106.06          105.43
3/25/98                                    94.06          106.13          105.08
3/26/98                                    93.68          107.71          104.97
3/27/98                                    93.87          107.89          104.46
3/30/98                                    91.57          108.37          104.28
3/31/98                                    94.25          110.69          105.06
4/1/98                                     94.06           109.5          105.67
4/2/98                                     97.51          108.99           106.8
4/3/98                                     98.28          108.92          107.06
4/6/98                                     97.32          108.46          106.93
4/7/98                                     97.13          106.38          105.81
4/8/98                                     95.79           106.7          105.05
4/9/98                                      97.7          107.48          105.91
4/13/98                                    99.81          106.33          105.82
4/14/98                                   102.68          108.05           106.4
4/15/98                                   103.07          108.63          106.74
4/16/98                                    102.3             108          105.67
4/17/98                                   103.64          108.83          107.06
4/20/98                                   103.83          109.79          107.15
4/21/98                                   102.87          110.02          107.44
4/22/98                                   103.07          109.74          107.81
4/23/98                                   103.45          108.48          106.76
4/24/98                                   102.68          107.84          105.65
4/27/98                                    99.23          104.26          103.61
4/28/98                                   100.38          104.78          103.47
4/29/98                                   100.38          106.15          104.38
4/30/98                                     95.4          106.79          106.02
5/1/98                                     94.06          106.72           106.9
5/4/98                                     94.83          106.88             107
5/5/98                                     92.72          106.11          106.37
5/6/98                                     92.15          105.07          105.36
5/7/98                                     91.95          104.31          104.43
5/8/98                                     94.64           101.7          105.67
5/11/98                                    94.64          101.99          105.53
5/12/98                                    91.95           103.5           106.4
5/13/98                                    90.23          103.26          106.69
5/14/98                                    90.04          102.98          106.55
5/15/98                                    87.74          101.97          105.73
5/18/98                                    84.29           99.76          105.45
5/19/98                                    86.02           99.33           105.8
5/20/98                                    87.16            98.3          106.71
5/21/98                                    82.76          100.16          106.29
5/22/98                                    78.74          100.05          105.89
5/26/98                                     77.2           98.01          104.32
5/27/98                                    76.25           96.71          104.15
5/28/98                                    72.41           97.28          104.67
5/29/98                                    71.65           98.07          104.02
6/1/98                                     71.65              96          104.03
6/2/98                                     72.22           95.22          104.25
6/3/98                                     74.14           95.99          103.25
6/4/98                                     76.25            95.4           104.4
6/5/98                                     80.46            95.5          106.22
6/8/98                                     84.29           95.65          106.39
6/9/98                                     82.18           95.63          106.65
6/10/98                                    79.69           94.93          106.07
6/11/98                                    81.99              94          104.38
6/12/98                                    85.06           94.56          104.78
6/15/98                                     81.8           91.54           102.7
6/16/98                                    83.91            92.2          103.71
6/17/98                                    84.48           93.14          105.57
6/18/98                                    82.57            92.9           105.5
6/19/98                                    80.08           92.85          104.96
6/22/98                                    79.31           92.89           105.2
6/23/98                                    80.27            92.9          106.75
6/24/98                                    81.99           93.44          108.03
6/25/98                                    79.89           93.73          107.69
6/26/98                                    81.42           92.42          108.06
6/29/98                                    73.95           93.98          108.57
6/30/98                                    79.69           95.09          108.12
7/1/98                                     74.52           97.13          109.53
7/2/98                                     75.86           97.67          109.32
7/6/98                                     74.33           97.86          110.36
7/7/98                                     71.65            97.2          110.11
7/8/98                                     72.41           96.82          111.22
7/9/98                                     74.71           97.45          110.48
7/10/98                                    73.56           96.93          111.03
7/13/98                                    73.56           96.06          111.11
7/14/98                                     72.8           95.63          112.29
7/15/98                                    74.71           95.19          112.03
7/16/98                                    74.14           95.87           112.9
7/17/98                                    73.56           95.87          113.17
7/20/98                                    73.18           95.93          112.91
7/21/98                                    72.41           95.11           111.1
7/22/98                                    71.84           95.22          111.01
7/23/98                                    71.46           92.54          108.69
7/24/98                                    64.37           92.46          108.79
7/27/98                                     65.9           90.97           109.4
7/28/98                                    65.71           90.06          107.78
7/29/98                                    62.07           90.01           107.3
7/30/98                                    68.68            90.7          108.99
7/31/98                                     70.5           89.72          106.87
8/3/98                                      70.5           87.66          106.08
8/4/98                                     66.86           85.16          102.24
8/5/98                                     63.98           84.01          103.12
8/6/98                                     63.98           84.16          103.91
8/7/98                                     64.37           87.24          103.89
8/10/98                                    62.84           86.16          103.29
8/11/98                                    59.58           84.23          101.94
8/12/98                                    59.39           86.37          103.39
8/13/98                                    58.62           85.22           102.5
8/14/98                                     56.9           84.25          101.34
8/17/98                                    53.83           83.67          103.34
8/18/98                                    54.79              85          105.01
8/19/98                                    53.07           84.44          104.71
8/20/98                                    50.19           82.99          104.09
8/21/98                                    55.46           82.66          103.11
8/24/98                                    56.13           81.97          103.76
8/25/98                                    52.49           81.44          104.21
8/26/98                                    49.04           78.07          103.39
8/27/98                                    46.17           73.36           99.42
8/28/98                                    44.64           73.52           97.95
8/31/98                                    39.27           70.44           91.29
9/1/98                                     41.57           72.25           94.81
9/2/98                                     36.97           72.26           94.45
9/3/98                                     37.55            71.3           93.67
9/4/98                                     37.36           72.18           92.87
9/8/98                                     18.68           73.06            97.6
9/9/98                                     22.22           71.26           95.95
9/10/98                                    21.84           69.71           93.47
9/11/98                                    24.52           71.35           96.22
9/14/98                                    24.43           73.42           98.19
9/15/98                                    23.56           74.15           98.95
9/16/98                                    20.11           74.98            99.7
9/17/98                                    20.31           74.84           97.16
9/18/98                                    21.74           77.35           97.27
9/21/98                                    21.46           76.81           97.64
9/22/98                                    22.61           78.17           98.18
9/23/98                                     27.2           80.28          101.66
9/24/98                                    27.97           80.03           99.43
9/25/98                                    27.59           79.29           99.63
9/28/98                                    26.82           80.75             100
9/29/98                                    23.95           78.22          100.03
9/30/98                                    24.52           79.15           96.98
10/1/98                                    22.99           75.89           94.06
10/2/98                                    22.22           75.17           95.61
10/5/98                                    22.61           73.17           94.27
10/6/98                                    20.31           72.09           93.89
10/7/98                                    18.97           69.36           92.56
10/8/98                                    18.97           67.87           91.49
10/9/98                                    19.35           68.71           93.87
10/12/98                                   24.71           70.55           95.14
10/13/98                                   26.25           69.43           94.86
10/14/98                                   24.71           68.82           95.89
10/15/98                                   25.86           71.55           99.89
10/16/98                                   26.63            74.2          100.74
10/19/98                                   27.59           77.69          101.31
10/20/98                                   31.99           78.29          101.46
10/21/98                                   33.72           78.99          102.03
10/22/98                                   31.42           79.35          102.84
10/23/98                                   31.03           79.22           102.1
10/26/98                                   32.18           81.03          102.26
10/27/98                                   33.14           82.74          101.59
10/28/98                                   36.78           81.56          101.85
10/29/98                                   32.18           81.81          103.55
10/30/98                                   31.42            82.4          104.77
11/2/98                                    33.33           84.46             106
11/3/98                                    32.57            82.5          105.93
11/4/98                                    31.99           83.59          106.68
11/5/98                                    31.42            85.2          108.12
11/6/98                                    31.42           83.21          108.81
11/9/98                                    31.03           83.24          107.77
11/10/98                                   32.38            83.7          107.59
11/11/98                                    31.8           83.86          106.89
11/12/98                                    31.8           84.01          106.58
11/13/98                                   32.57           83.75          107.35
11/16/98                                   32.95           83.28          108.32
11/17/98                                   32.95           82.15          108.64
11/18/98                                   32.38           82.56          109.14
11/19/98                                   32.57           83.01          109.91
11/20/98                                   32.95           84.21          110.95
11/23/98                                   37.36           86.72          113.31
11/24/98                                   34.48           86.17          112.81
11/25/98                                   36.59           86.18          113.18
11/27/98                                   36.59           85.41           113.7
11/30/98                                   36.21            85.7          110.96
12/1/98                                    34.87           85.84          112.07
12/2/98                                    34.48           84.64          111.69
12/3/98                                    34.87           85.07          109.68
12/4/98                                    35.06           84.94          112.21
12/7/98                                    34.48           84.21          113.26
12/8/98                                    33.33           84.58          112.66
12/9/98                                    33.33           85.18          112.86
12/10/98                                   31.23           83.96           111.1
12/11/98                                   32.18            82.9          111.23
12/14/98                                   32.38           81.46          108.82
12/15/98                                   31.61           81.35          110.89
12/16/98                                   31.03           83.14           110.8
12/17/98                                   30.46            84.1          112.52
12/18/98                                   30.56           84.94          113.29
12/21/98                                   30.65           86.48           114.7
12/22/98                                   30.27           85.96          114.77
12/23/98                                   30.08            86.6          117.15
12/24/98                                   29.89           86.58          116.94
12/28/98                                   29.12           87.92          116.86
12/29/98                                   28.83           89.01          118.42
12/30/98                                   30.08           89.79          117.48
12/31/98                                   32.76           91.46          117.22
1/4/99                                     30.84           90.21          117.11
1/5/99                                     31.03           88.98           118.7
1/6/99                                     31.99           89.28          121.33
1/7/99                                      31.8           89.06          121.08
1/8/99                                     33.14           90.13          121.59
1/11/99                                    33.14           89.51          120.52
1/12/99                                    32.18           89.47           118.2
1/13/99                                    35.44           89.38          117.71
1/14/99                                    35.44           87.85          115.59
1/15/99                                    35.63           88.79          118.56
1/19/99                                    33.72           88.62          119.39
1/20/99                                    32.76           88.06          119.83
1/21/99                                    33.14           87.15          117.78
1/22/99                                    32.95           87.19          116.83
1/25/99                                    33.33           86.14          117.67
1/26/99                                    33.14           86.37          119.42
1/27/99                                    32.95           85.16          118.55
1/28/99                                    35.44           85.65          120.66
1/29/99                                    35.25           86.74          122.03
2/1/99                                     35.25           85.02          121.39
2/2/99                                     35.82            84.8          120.34
2/3/99                                     31.99           83.94           121.3
2/4/99                                     31.42           82.85          119.05
2/5/99                                     34.29           81.95          118.19
2/8/99                                     33.72           80.47           118.6
2/9/99                                     33.43           79.69          115.97
2/10/99                                    32.18           79.23          116.68
2/11/99                                    32.18           78.93          119.58
2/12/99                                    32.95           72.62           117.3
2/16/99                                    32.18           70.96          118.42
2/17/99                                    31.03           70.15          116.72
2/18/99                                    31.61           68.42          117.99
2/19/99                                    32.57           67.23          118.17
2/22/99                                    33.33           66.47          121.31
2/23/99                                    32.95           67.78          121.22
2/24/99                                    32.38           68.53          119.52
2/25/99                                     31.8           68.96          118.72
2/26/99                                    32.57           69.54          118.09

----------
Note: Selected Public Companies include: American Dental Partners, American Oncology Resources, Corvel, First Commonwealth, First Health Group, Healthcare Recoveries, Healthplan Services, Orthodontic Centers of America, Pediatrix Medical Group, United Payors & United Providers and Vision Twenty-One.


--------------------------------------------------------------------------------
PROJECT COP                          - 19 -                 [LOGO]BT Alex. Brown
                                                                  Incorporated

                    CAPTAIN Relative Stock Price Performance
--------------------------------------------------------------------------------

                      October 29, 1998 (a) through Present

  [The following table was depicted as a line graph in the printed material.]

                                        CAPTAIN         Selected          S&P
                                         (1.2%)          Public           500
                                                        Companies       (14.0%)
                                                         (-16.3%)

10/29/98                                   100              100              100
10/30/98                                 97.62           100.44           101.17
11/2/98                                 103.57           103.56           102.36
11/3/98                                 101.19           101.96           102.29
11/4/98                                   99.4           103.43           103.01
11/5/98                                  97.62           105.76           104.41
11/6/98                                  97.62           101.98           105.07
11/9/98                                  96.43           102.18           104.08
11/10/98                                 100.6            103.3            103.9
11/11/98                                 98.81           103.69           103.23
11/12/98                                 98.81           104.34           102.92
11/13/98                                101.19           104.21           103.66
11/16/98                                102.38           103.48            104.6
11/17/98                                102.38           101.81           104.92
11/18/98                                 100.6           102.44           105.39
11/19/98                                101.19           102.91           106.14
11/20/98                                102.38            104.2           107.15
11/23/98                                116.07           106.54           109.42
11/24/98                                107.14           105.88           108.94
11/25/98                                113.69           105.85            109.3
11/27/98                                113.69           104.93            109.8
11/30/98                                 112.5           105.71           107.16
12/1/98                                 108.33           105.87           108.23
12/2/98                                 107.14            104.6           107.86
12/3/98                                 108.33           104.81           105.91
12/4/98                                 108.93           104.74           108.36
12/7/98                                 107.14           104.09           109.37
12/8/98                                 103.57           104.36           108.79
12/9/98                                 103.57           105.31           108.98
12/10/98                                 97.02           103.67           107.28
12/11/98                                   100           102.22           107.42
12/14/98                                 100.6           100.92           105.09
12/15/98                                 98.21           101.12           107.08
12/16/98                                 96.43            103.2              107
12/17/98                                 94.64           104.31           108.66
12/18/98                                 94.94           104.79            109.4
12/21/98                                 95.24           106.39           110.77
12/22/98                                 94.05            105.2           110.83
12/23/98                                 93.45           105.91           113.13
12/24/98                                 92.86           105.85           112.92
12/28/98                                 90.48           106.97           112.85
12/29/98                                 89.58           107.93           114.35
12/30/98                                 93.45           109.18           113.44
12/31/98                                101.79           112.95            113.2
1/4/99                                   95.83           111.49           113.09
1/5/99                                   96.43           109.44           114.63
1/6/99                                    99.4           109.46           117.17
1/7/99                                   98.81           109.55           116.93
1/8/99                                  102.98           110.52           117.42
1/11/99                                 102.98           109.94           116.39
1/12/99                                    100            109.4           114.14
1/13/99                                 110.12            108.8           113.67
1/14/99                                 110.12           107.22           111.63
1/15/99                                 110.71           108.24           114.49
1/19/99                                 104.76           108.15           115.29
1/20/99                                 101.79           107.64           115.72
1/21/99                                 102.98           105.93           113.74
1/22/99                                 102.38           106.18           112.82
1/25/99                                 103.57           104.91           113.63
1/26/99                                 102.98           104.76           115.32
1/27/99                                 102.38           102.92           114.48
1/28/99                                 110.12           103.26           116.52
1/29/99                                 109.52           104.07           117.84
2/1/99                                  109.52           102.32           117.23
2/2/99                                  111.31           102.26           116.21
2/3/99                                    99.4           101.42           117.14
2/4/99                                   97.62           100.61           114.97
2/5/99                                  106.55            99.54           114.13
2/8/99                                  104.76            97.36           114.54
2/9/99                                  103.87            95.97           111.99
2/10/99                                    100            95.83           112.67
2/11/99                                    100            95.82           115.48
2/12/99                                 102.38            89.34           113.28
2/16/99                                    100             87.1           114.36
2/17/99                                  96.43            86.37           112.72
2/18/99                                  98.21            84.47           113.94
2/19/99                                 101.19            82.35           114.12
2/22/99                                 103.57            81.24           117.15
2/23/99                                 102.38            82.27           117.06
2/24/99                                  100.6            82.47           115.42
2/25/99                                  98.81            82.59           114.65
2/26/99                                 101.19            83.69           114.03

----------
Note: Selected Public Companies include: American Dental Partners, American Oncology Resources, Corvel, First Commonwealth, First Health Group, Healthcare Recoveries, Healthplan Services, Orthodontic Centers of America, Pediatrix Medical Group, United Payors & United Providers and Vision Twenty-One.

(a)   Date of announcement of the formation of the Special Committee.


--------------------------------------------------------------------------------
PROJECT COP                         - 20 -                  [LOGO]BT Alex. Brown
                                                                  Incorporated

                 Selected Public Companies Forward P/E Multiples
--------------------------------------------------------------------------------

                                           ----------------------------------------------------------------------------------------
                                                                            Forward P/E Multiple (a)
                                           ----------------------------------------------------------------------------------------
Company                                    12/31/97         3/31/98         6/30/98         9/30/98        12/31/98     Current (b)
                                           --------         -------         -------         -------        --------     -----------
American Dental Partners (c)                     NA              NA           19.9x           11.2x           13.8x           10.0x
American Oncology Resources, Inc.             24.4x           21.6x           16.3x           13.8x           19.0x           13.2x
Corvel Corporation                            15.4x           15.3x           14.3x           13.8x           12.4x           12.7x
First Commonwealth, Inc.                      10.9x           13.6x           13.2x            9.8x           10.8x            9.8x
First Health Group Corp.                      16.5x           17.2x           17.6x           14.5x           10.6x           11.0x
Healthcare Recoveries, Inc.                   28.7x           28.2x           22.6x           10.9x           17.6x            9.2x
Healthplan Services Corporation               14.6x           18.2x           12.0x           12.4x           11.5x           11.1x
Orthodontic Centers of America, Inc.          23.1x           27.9x           24.9x           18.5x           20.1x           15.9x
Pediatrix Medical Group, Inc.                 24.8x           25.3x           19.1x           20.5x           25.8x           13.8x
United Payors & United Providers, Inc.        12.2x           20.0x           19.6x           15.8x           22.3x           19.0x
Vision Twenty-One, Inc.                        9.6x           15.0x            9.3x            9.4x           10.5x            7.5x

------------------------------------------------------------------------------------------------------------------------------------
Mean                                          18.0x           20.2x           17.2x           13.7x           15.8x           12.1x
------------------------------------------------------------------------------------------------------------------------------------

CAPTAIN                                       29.5x           24.9x           19.7x            6.6x           10.4x           11.1x

----------------
(a)   Source: FactSet Data Systems.
(b)   Calendar year 1999 P/E.
(c)   American Dental Partners' IPO was on 4/16/98.


--------------------------------------------------------------------------------
PROJECT COP                          - 21 -                 [LOGO]BT Alex. Brown
                                                                  Incorporated

                      CAPTAIN Calendar Year 1999 Estimates
--------------------------------------------------------------------------------
                 (dollars in millions, except per share amounts)

                                                Calendar Year 1999
                                  ------------------------------------------
                                    Wall Street      Current
                                  Estimate as of   CAPTAIN Mngt.
                                    4/30/98 (a)      Estimate         Change
                                  -------------    -------------      ------

Revenue                              $ 827.9         $ 722.0         ($105.9)

Operating Income (b)                 $ 139.9         $  95.0(c)      ($ 44.9)

Earnings per Share                   $  1.48         $  0.95         ($ 0.53)

----------
(a)   Based on Eleanor Kerns of BT Alex. Brown research dated April 30, 1998.
(b) As defined by the research analyst (revenues less cost of services, G&A and amortization).
(c) Adjusted to exclude $2.0 million of financing costs to match cost allocations with BT Alex. Brown research.


--------------------------------------------------------------------------------
PROJECT COP                          - 22 -                 [LOGO]BT Alex. Brown
                                                                  Incorporated

                          CAPTAIN Volume At Price Graph
--------------------------------------------------------------------------------
                       October 9, 1998 (c) through Present

   [The following table was depicted as a bar chart in the printed material.]

                       ---------------------------------
                          Total Volume: 121.0 million

                       Turnover (% of Float (a)): 269.2%
                       ---------------------------------

                           Percentage of Shares Traded

                   At This(b)               Below This
$6                    0.0%                    23.3%
$7                   23.3%                    20.3%
$8                   43.5%                     8.8%
$9                   52.3%                     4.5%
$10                  56.8%                    30.8%
$11                  87.6%                     7.3%
$12                  94.9%                     4.4%
$13                  99.3%                     0.7%

----------
(a)   Source: CAPTAIN Management.
(b)   Refers to specified price or any decimal value of that price.
(c)   Since announcement of early termination for WCAS' HSR filing.


--------------------------------------------------------------------------------
PROJECT COP                          - 23 -                 [LOGO]BT Alex. Brown
                                                                  Incorporated

                         CAPTAIN Volume At Price Graph
--------------------------------------------------------------------------------
                        February 26, 1998 through Present

   [The following table was depicted as a bar chart in the printed material.]

                       ---------------------------------
                          Total Volume: 191.7 million

                       Turnover (% of Float (a)): 426.4%
                       ---------------------------------

                           Percentage of Shares Traded

                          At This(b)               Below This
$ 6                         14.7%                      0.0%
$ 7                         12.8%                     14.7%
$ 8                          5.5%                     27.5%
$ 9                          2.8%                     33.0%
$10                         19.4%                     35.9%
$11                          4.6%                     55.3%
$12                          3.1%                     59.9%
$13                          0.5%                     63.0%
$14                          0.3%                     63.5%
$15                          0.5%                     63.8%
$16                          0.9%                     64.3%
$17                          0.7%                     65.1%
$18                          0.7%                     65.8%
$19                          0.6%                     66.5%
$20                          1.0%                     67.2%
$21                          2.0%                     68.1%
$22                          0.5%                     70.2%
$23                          3.1%                     70.7%
$24                          4.1%                     73.8%
$25                          1.6%                     77.9%
$26                          2.7%                     79.6%
$27                          2.2                      82.2%
$28                          0.8%                     84.4%
$29                          1.3%                     85.2%
$30                          3.9%                     86.5%
$31                          4.6%                     90.4%
$32                          0.8%                     95.0%
$33                          2.8%                     95.8%
$34                          1.0%                     98.7%
$35                          0.4%                     99.6%

----------
(a) Source: CAPTAIN Management.
(b) Refers to specified price or any decimal value of that price.


--------------------------------------------------------------------------------
PROJECT COP                          - 24 -                 [LOGO]BT Alex. Brown
                                                                  Incorporated

                  Summary of Analysts' Estimates and Comments
--------------------------------------------------------------------------------

                                         Report                          Stock Price      1999         2000          Long-term
Financial Institution                     Date        Recommendation       Target       Estimates    Estimates      Growth Rate
---------------------------------        ------       --------------     -----------    ---------    ---------      -----------
Advest (Mains)                           2/5/99             Buy              $11.50       $ 0.90        $ 1.05         30%
BT Alex. Brown (Kerns/Ockers)            2/5/99             Buy                  --       $ 0.90        $ 1.04         15%
DLJ (Willard)                            2/8/99       Mkt. Performance           --       $ 0.86        $ 1.00         25%
Hambrecht & Quist (Lunbeck/Pryce)        2/5/99             Hold           Mid-Teens      $ 0.90        $ 1.04         25%
JP Morgan (Chiarelli/Baldwin)            2/5/99        Long-Term Buy         $14.00       $ 0.90            --         --
Morgan Stanley DW (Richter/Kravec)       2/5/99           Neutral        $13.00-$15.00    $ 0.93        $ 1.08         15%
NMS (Greub)                              2/8/99             Buy              $12.00       $ 0.90        $ 1.03         15%
PaineWebber (McKeever)                   2/5/99           Neutral                --       $ 0.90        $ 1.05         15%
Stephens Inc. (Weaver/Fitz)              2/8/99          Outperform          $14.00       $ 0.88        $ 1.02         20%

-------------------------------------------------------------------------------------------------------------------------------
Mean                                                                         $13.42       $ 0.90        $ 1.04       20.0%
-------------------------------------------------------------------------------------------------------------------------------

Stephens Inc. (2/8/99) -- We believe that CAPTAIN's management is making the right investments for the long-term viability of the Company. CAPTAIN remains cash flow positive, with cash flow from operations of $7 million during the quarter, and has net debt of $218 million. Consequently, we believe the Company is worth $14 a share on a take-out basis.

BT Alex. Brown (2/5/99) -- CAPTAIN has experienced three quarters of earnings disappointments. We have reduced our 1999 EPS estimate to $0.90 from $0.95 and our 2000 estimate to $1.04 from $1.12 due to lower-than-expected margins. However, we believe it will take 2-3 quarters of solid earnings performance for wide-spread investor support.

Morgan Stanley Dean Witter (2/5/99) -- We believe CAPTAIN would make a compelling partner in any buyout transaction, especially given the Company's extremely solid balance sheet and healthy cash flow from operations. Although the fourth quarter result was below expectations, we believe the worst may be over. We believe the takeout value of the stock could be in the $13-$15 range.

Hambrecht & Quist (2/5/99) -- New executive management is making important changes in both CAPTAIN's menu of products and their pricing and in CAPTAIN's administrative infrastructure. In the near-term, we believe the stock continues to enjoy some support from the well appreciated buyout potential, but we believe that there is less of a takeover premium in the shares than existed last fall. We continue to believe an acquisition could occur in the low to mid-teens.


--------------------------------------------------------------------------------
PROJECT COP                          - 25 -                 [LOGO]BT Alex. Brown
                                                                  Incorporated

                               Overview of CAPTAIN
--------------------------------------------------------------------------------
                 (dollars in millions, except per share amounts)

                                                                                       Projected Year Ended December 31, (a)
                                                                             ------------------------------------------------------
                                           1996        1997        1998       1999E      2000E      2001E      2002E        2003E
                                         --------    --------    --------    --------   --------   --------   --------     --------
Revenues
   Field Case Management                 $  118.9    $  138.7    $  167.8    $  172.0   $  180.0   $  185.4   $  191.0     $  196.8
   Cost Containment                          83.8       142.9       183.7       225.0      261.8      301.2      340.2        382.0
   Health Services                          170.0       212.2       265.2       325.0      389.7      449.0      513.2        581.4
                                         --------    --------    --------    --------   --------   --------   --------     --------
   Total Revenues                        $  372.7    $  493.9    $  616.8    $  722.0   $  831.5   $  935.6   $1,044.3     $1,160.2

====================================================================================================================================

Revenue Mix:
   Field Case Management                     31.9%       28.1%       27.2%       23.8%      21.6%      19.8%      18.3%        17.0%
   Cost Containment                          22.5%       28.9%       29.8%       31.2%      31.5%      32.2%      32.6%        32.9%
   Health Services                           45.6%       43.0%       43.0%       45.0%      46.9%      48.0%      49.1%        50.1%

----------
(a)   Source: CAPTAIN management estimates.


--------------------------------------------------------------------------------
PROJECT COP                          - 26 -                 [LOGO]BT Alex. Brown
                                                                  Incorporated

                              Overview of CAPTAIN
--------------------------------------------------------------------------------
                 (dollars in millions, except per share amounts)

                                                                                       Projected Year Ended December 31,(a)
                                                                            -------------------------------------------------------
                                       1996          1997(b)       1998(c)    1999E      2000E      2001E      2002E        2003E
                                    ---------     ---------     ---------   ---------  ---------  ---------  ---------    ---------
Total Revenues                      $   372.7     $   493.9     $   616.8   $   722.0  $   831.5  $   935.6  $ 1,044.3    $ 1,160.2

EBITDA                                   56.3          88.1         112.3       126.4      149.9      174.7      201.5        231.8

EBIT(d)                                  46.1          70.9          87.3        93.0      108.9      129.3      153.3        176.5

Net Income                          $    25.8     $    36.2     $    44.2   $    46.5  $    55.0  $    66.4  $    83.5    $    99.3
                                    =========     =========     =========   =========  =========  =========  =========    =========

EPS                                 $    0.60     $    0.78     $    0.93   $    0.95  $    1.10  $    1.30  $    1.60    $    1.91
                                    =========     =========     =========   =========  =========  =========  =========    =========

====================================================================================================================================

Margins (% of Net Revenues):
   EBITDA                                15.1%         17.8%         18.2%       17.5%      18.0%      18.7%      19.3%        20.0%
   EBIT                                  12.4%         14.4%         14.2%       12.9%      13.1%      13.8%      14.7%        15.2%
   Net Income                             6.9%          7.3%          7.2%        6.4%       6.6%       7.1%       8.0%         8.6%

Growth Rates:
   Total Revenues                          --          32.5%         24.9%       17.1%      15.2%      12.5%      11.6%        11.1%
   EBITDA                                  --          56.5%         27.5%       12.5%      18.6%      16.6%      15.3%        15.0%
   EBIT                                    --          53.8%         23.1%        6.6%      17.0%      18.7%      18.6%        15.1%
   Net Income                              --          40.3%         22.0%        5.2%      18.4%      20.5%      25.8%        19.0%
   EPS                                     --          30.7%         18.7%        3.1%      15.6%      17.9%      22.9%        19.8%

----------
(a)   Source: CAPTAIN management estimates.
(b) Excludes the effects of a $38.6 million non-recurring charge taken in conjunction with the merger between CONSTABLE and OFFICER which formed CAPTAIN.
(c) Excludes the effects of a $12.6 million non-recurring charge taken in the first quarter in conjunction with the acquisition of POLICE and a non-recurring charge of $20.5 million taken in the fourth quarter, which was primarily associated with the restructuring of the case management businesses.
(d) EBIT includes the effects of the amortization of finance charges, which were $1.7 million in 1998.


--------------------------------------------------------------------------------
PROJECT COP                          - 27 -                 [LOGO]BT Alex. Brown
                                                                  Incorporated

               Historical and Projected Quarterly EBITDA and EPS
--------------------------------------------------------------------------------
                 (dollars in millions, except per share amounts)

   [The following table was depicted as a bar chart in the printed material.]

1997A                       EBITDA               EPS

Q1                           $17.2              $0.15
Q2                           $21.9              $0.21
Q3                           $26.9              $0.25
Q4                           $23.0              $0.17

1998A

Q1                           $27.0              $0.22
Q2                           $33.6              $0.30
Q3                           $31.0              $0.26
Q4                           $20.8              $0.15

1998E(a)

Q1                           $22.1              $0.14
Q2                           $33.5              $0.26
Q3                           $39.7              $0.32
Q4                           $31.2              $0.22

----------
(a) Source: CAPTAIN management estimates.


--------------------------------------------------------------------------------
PROJECT COP                          - 28 -                 [LOGO]BT Alex. Brown
                                                                  Incorporated

                    Selected Public Company CapEx Statistics
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            -----------------------
                            LTM CapEx / LTM Revenue
                            -----------------------

Healthcare Recoveries                                                       9.7%
Ortho. Centers                                                              9.0%
First Health                                                                8.8%
CAPTAIN                                                                     5.6%
CorVel                                                                      4.9%
Vision Twenty-One                                                           4.8%
AOR                                                                         4.4%
Amer. Dental Partners                                                       4.1%
Healthplan Services                                                         3.0%
Pediatrix                                                                   2.0%
UP & UP                                                                     1.3%
First Commonwealth                                                          1.1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ----------------------
                             LTM CapEx / LTM EBITDA
                             ----------------------

Vision Twenty-One                                                          56.1%
Amer. Dental Partners                                                      44.5%
CorVel                                                                     35.2%
Ortho. Centers                                                             31.3%
CAPTAIN                                                                    30.6%
AOR                                                                        30.5%
Healthcare Recoveries                                                      30.1%
Healthplan Services                                                        26.6%
First Health                                                               26.5%
First Commonwealth                                                         10.1%
Pediatrix                                                                   6.4%
UP & UP                                                                     3.1%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PROJECT COP                          - 29 -                 [LOGO]BT Alex. Brown
                                                                  Incorporated

--------------------------------------------------------------------------------

              CAPTAIN Valuation Based on Selected Public Companies


--------------------------------------------------------------------------------
PROJECT COP                          - 30 -                 [LOGO]BT Alex. Brown
                                                                  Incorporated

              CAPTAIN Valuation Based on Selected Public Companies
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]


                             Implied Price Per Share

   [The following table was depicted as a bar chart in the printed material.]

LTM Revenues(b)        $19.89
LTM EBITDA(b)          $14.42
LTM EBIT(b)            $15.38
LTM EPS(b)             $15.24
1999 EPS(c)            $11.55    WCAS Offer $16.50
2000 EPS(c)            $10.93

----------
Note: Implied prices per share based on mean multiples of selected public companies: American Dental Partners, American Oncology Resources, Corvel, First Commonwealth, First Health Group, Healthcare Recoveries, Healthplan Services, Orthodontic Centers of America, Pediatrix Medical Group, United Payors & United Providers and Vision Twenty-One.
(a) Based on 47.3 million shares outstanding and 1.2 million in-the-money options with a weighted average exercise price of $6.50.
(b)   LTM as of 12/31/98.
(c)   1999 and 2000 EPS projections based on CAPTAIN management estimates.


--------------------------------------------------------------------------------
PROJECT COP                          - 31 -                 [LOGO]BT Alex. Brown
                                                                  Incorporated

              CAPTAIN Valuation Based on Selected Public Companies
--------------------------------------------------------------------------------
                              (dollars in millions)

                                                                      CAPTAIN                    Selected Public
                                                             --------------------------         Company Multiples
                                                                          Transaction      ----------------------------
                                                             Statistics   Multiples (a)    Mean              Range
                                                             ----------   -------------    ----         ---------------
Valuation Based on Latest Twelve Months Statistics (b) (c)
----------------------------------------------------------
                                                             --------------------------    ----------------------------
    LTM Revenues                                               $ 616.8         1.6x         1.9x         0.6x  -   5.9x

    LTM EBITDA                                                 $ 112.3         8.9x         8.0x         3.4x  -  13.7x

    LTM EBIT                                                   $  89.0        11.2x        10.6x         4.0x  -  15.4x

    LTM Earnings per Share                                     $  0.93        17.8x        16.5x        11.2x  -  23.9x
                                                             --------------------------    ----------------------------

Valuation Based on Projected Statistics (d)
-------------------------------------------

                                                             --------------------------    ----------------------------
    Cal. 1999 Earnings per Share                               $  0.95        17.3x        12.1x         7.5x  -  19.0x

    Cal. 2000 Earnings per Share                               $  1.10        15.0x         9.9x         5.8x  -  15.8x
                                                             --------------------------    ----------------------------

----------
(a)   Assumes a $16.50 per share purchase price.
(b) Implied valuation based on revenues, EBITDA and EBIT are adjusted by adding cash of $120.1 and subtracting debt of $327.9.
(c)   LTM as of 12/31/98.
(d)   CAPTAIN management estimates.


--------------------------------------------------------------------------------
PROJECT COP                          - 32 -                 [LOGO]BT Alex. Brown
                                                                  Incorporated

--------------------------------------------------------------------------------

              CAPTAIN Valuation Based on Selected M&A Transactions


--------------------------------------------------------------------------------
PROJECT COP                          - 33 -                 [LOGO]BT Alex. Brown
                                                                  Incorporated

              CAPTAIN Valuation Based on Selected M&A Transactions
--------------------------------------------------------------------------------

                             Implied Price per Share

   [The following table was depicted as a bar chart in the printed material.]

                     Purchase Transactions*    CompDent Transaction**

LTM Revenues(b)            $ 12.67                   $ 10.66
LTM EBITDA(b)              $ 22.81                   $ 13.08
LTM EBIT(b)                $ 19.97                   $ 13.13  WCAS Offer $16.50
LTM Net Income(b)          $ 19.67                   $ 15.53
Forward Net Income(c)      $ 17.46                   $ 14.86

----------
Note: Implied prices per share based on mean multiples of selected purchase accounting M&A transactions greater than $150 million since 1/1/95 in the specialty managed care and physician practice management sectors (target/acquiror): CompDent/Golder, Thoma; United Dental/Protective Life; Merit Behavioral Care/Magellan Health Services; Human Affairs Intl./Magellan Health Services; Value Health/Columbia/HCA; Merit Behavioral Care/KKR; Talbert Medical Management/MedPartners; and EmCare/Laidlaw.
*     Purchase transactions greater than $150 million in equity value.
** CompDent represents the only purchase accounting specialty managed care or PPM transaction greater than $150 million since the decline in market value of the respective industries.
(a) Based on 47.3 million shares outstanding and 1.2 million in-the-money options with a weighted average exercise price of $6.50.
(b)   LTM as of 12/31/98.
(c) 1999 and 2000 net income projections based on CAPTAIN management estimates.


--------------------------------------------------------------------------------
PROJECT COP                          - 34 -                 [LOGO]BT Alex. Brown
                                                                  Incorporated

              CAPTAIN Valuation Based on Selected M&A Transactions
--------------------------------------------------------------------------------
                              (dollars in millions)

                                                                CAPTAIN
                                                       ------------------------------             Selected M&A Transactions
                                                                    Transaction                -------------------------------
                                                       Statistics   Multiples (a)                 Mean              Range

Valuation Based on Latest Twelve Months (b) (c)
-----------------------------------------------
                                                       ------------------------------          -------------------------------
     LTM Revenues                                             $616.8             1.6x            1.3x            0.3x  -  3.4x

     LTM EBITDA                                               $112.3             8.9x           11.6x            6.5x  - 16.0x

     LTM EBIT                                                 $ 89.0            11.2x           13.1x            8.5x  - 20.4x

     LTM Net Income                                           $ 44.2            17.9x           21.4x           15.4x  - 30.5x
                                                       ------------------------------          -------------------------------

Valuation Based on Projected Statistics
---------------------------------------
                                                       ------------------------------          -------------------------------
     Forward Net Income (d)                                   $ 47.8            16.6x           17.6x           12.7x  - 21.6x
                                                       ------------------------------          -------------------------------

----------
(a)   Multiples based on purchase price of $16.50.
(b) Implied valuation based on revenues, EBITDA and EBIT are adjusted by adding cash of $120.1 and subtracting debt of $327.9.
(c)   LTM as of 12/31/98.
(d)   Source: CAPTAIN management estimates.


--------------------------------------------------------------------------------
PROJECT COP                          - 35 -                 [LOGO]BT Alex. Brown
                                                                  Incorporated

                     Selected Purchase M&A Transactions (a)
--------------------------------------------------------------------------------
                              (dollars in millions)

                                                                                                   Enterprise Purchase Price
                                                                                                       as a Multiple of LTM:
                                                                          Equity      Enterprise  ---------------------------
Date         Target                                                      Purchase      Purchase
Ann.                  Acquiror                                            Price         Price     Revenue    EBITDA      EBIT
----------   --------------------------------------------------------   ---------     ----------  -------    ------      ----
01/19/1999   CompDent Corporation                                         $   152       $   199     1.2x       7.4x      9.4x
                 Golder, Thoma, Cressey, Rauner, Inc., TA Associates,
                 Inc., NMS Capital Partners
03/11/1998   United Dental Corporation                                    $   180       $   177     1.0x         NM        NM
                 Protective Life Corporation
10/27/1997   Merit Behavioral Care Corporation                            $   458       $   696     1.1x      13.6x        NM
                 Magellan Health Services, Inc.
08/14/1997   Talbert Medical Management Holdings, Inc.                    $   194       $   126     0.3x         NA        NA
                 MedPartners, Inc.
08/06/1997   Human Affairs International, Incorporated                    $   422       $   396     3.4x      14.1x     14.3x
                 Magellan Health Services, Inc.
07/30/1997   EmCare Holdings, Inc.                                        $   337       $   394     1.9x      16.0x     20.4x
                 Laidlaw, Inc.
04/15/1997   Value Health, Inc.                                           $ 1,124       $ 1,122     0.6x       6.5x      8.5x
                 Columbia/HCA Healthcare Corporation
06/30/1995   Merit Behavioral Care Corporation                            $   392       $   408     1.2x      12.1x        NM
                 Kohlberg Kravis Roberts & Co.

                                                             ------------------------------------------------------------------
                                                             Mean:        $   407       $   440     1.3x      11.6x     13.1x
                                                             ------------------------------------------------------------------
                                                             Low:         $   152       $   126     0.3x       6.5x      8.5x
                                                             High:        $ 1,124       $ 1,122     3.4x      16.0x     20.4x
                                                             ------------------------------------------------------------------

                            Equity Purchase Price
                               as a Multiple of:
                          --------------------------
Date                       Trailing        Forward
Ann.                      Net Income      Net Income  Accounting
----------                ----------      ----------  -------------
01/19/1999                     16.8x           14.9x  Purchase

03/11/1998                        NM           21.6x  Purchase

10/27/1997                        NA              NA  Purchase

08/14/1997                        NA              NA  Purchase

08/06/1997                     22.8x              NA  Purchase

07/30/1997                     30.5x           21.0x  Purchase

04/15/1997                     15.4x           12.7x  Purchase

06/30/1995                        NM              NA  Recapitalization


                  ----------------------------------
                  Mean:        21.4x           17.6x
                  ----------------------------------
                  Low:         15.4x           12.7x
                  High:        30.5x           21.6x
                  ----------------------------------

----------
(a) Purchase transactions greater than $150 million since 1/1/95 in the specialty managed care and physician practice management industries.


--------------------------------------------------------------------------------
PROJECT COP                          - 36 -                 [LOGO]BT Alex. Brown
                                                                  Incorporated

                     Selected Pooling M&A Transactions (a)
--------------------------------------------------------------------------------
                              (dollars in millions)

                                                                               Enterprise Purchase Price
                                                                                   as a Multiple of LTM:
                                                      Equity      Enterprise  ---------------------------
Date         Target                                  Purchase      Purchase
Ann.                  Acquiror                        Price         Price     Revenue    EBITDA      EBIT
----------   -------------------------------------  ---------     ----------  -------    ------      ----
12/14/1998  Physician Reliance Network, Inc.           $  654         $  705     1.4x      9.0x      13.6x
               American Oncology Resources, Inc.
02/24/1998  Preferred Payment Systems, Inc.            $  267         $  316     7.2x     17.5x      19.5x
               Concentra Managed Care, Inc.
04/22/1997  OccuSystems, Inc.                          $  474         $  508     3.0x     19.0x      25.6x
               CRA Managed Care, Inc.
01/21/1997  InPhyNet Medical Management Inc.           $  481         $  478     1.2x     17.4x      20.9x
               MedPartners, Inc.
05/20/1996  Sterling Healthcare Group, Inc.            $  219         $  201     1.6x     17.5x      22.7x
               FPA Medical Management, Inc.
05/14/1996  Caremark International                     $2,724         $3,106     1.3x     20.0x      24.5x
               MedPartners/Mullikin, Inc.
12/12/1995  Pacific Physician Services, Inc.           $  332         $  343     0.8x     10.8x      17.1x
               MedPartners/Mullikin, Inc.
08/15/1995  Mullikin Medical Enterprises, L.P.         $  360         $  357     0.9x     16.5x         NM
               MedPartners, Inc.
03/27/1995  Diagnostek, Inc.                           $  412         $  431     0.6x     12.7x      15.2x
               Value Health, Inc.

                            Equity Purchase Price
                               as a Multiple of:
                          --------------------------
Date                       Trailing        Forward
Ann.                      Net Income      Net Income    Accounting
----------                ----------      ----------    -------------
12/14/1998                     21.5x              NA    Pooling

02/24/1998                     25.6x              NA    Pooling

04/22/1997                     40.8x           24.0x    Pooling

01/21/1997                     30.0x           22.1x    Pooling

05/20/1996                     50.6x           28.2x    Pooling

05/14/1996                     37.7x           23.6x    Pooling

12/12/1995                     30.4x           19.7x    Pooling

08/15/1995                        NM              NA    Pooling

03/27/1995                     22.1x           16.2x    Pooling

----------
(a) Pooling transactions greater than $150 million since 1/1/95 in the specialty managed care and physician practice management industries.


--------------------------------------------------------------------------------
PROJECT COP                          - 37 -                 [LOGO]BT Alex. Brown
                                                                  Incorporated

--------------------------------------------------------------------------------

                           CAPTAIN Valuation Based on
                          Discounted Cash Flow Analysis


--------------------------------------------------------------------------------
PROJECT COP                          - 38 -                [LOGO]BT Alex. Brown
                                                                 Incorporated

                      CAPTAIN Discounted Cash Flow Analysis
--------------------------------------------------------------------------------
             Based on Terminal Value as a Multiple of CY 2003 EBITDA

   [The following table was depicted as a bar chart in the printed material.]

                           Implied Price Per Share (a)

                            Capital WCAS offer $16.50

             Discount
               Rate        6.0x         7.5x         9.0x
             =============================================
              19.00%     $ 12.59      $ 16.15      $ 19.71
              17.00%     $ 11.25      $ 14.52      $ 17.79
              15.00%     $ 10.04      $ 13.05      $ 16.05

                           Multiple of CY 2003 EBITDA

----------
(a) Based on 47.3 million shares outstanding and 1.2 million in-the-money options with a weighted average exercise price of $6.50.


--------------------------------------------------------------------------------
PROJECT COP                          - 39 -                [LOGO]BT Alex. Brown
                                                                 Incorporated

                      CAPTAIN Discounted Cash Flow Analysis
--------------------------------------------------------------------------------
                 (dollars in millions, except per share amounts)

                                                                    Fiscal Year Ended December 31 (a),
                                                ----------------------------------------------------------------------
                                                   1998A       1999E       2000E       2001E       2002E       2003E
                                                ----------  ----------  ----------  ----------  ----------  ----------
Revenue                                           $616.8      $722.0      $831.5      $935.6     $1,044.3    $1,160.2
  Growth Rate                                         --        17.1%       15.2%       12.5%       11.6%       11.1%

EBITDA                                             112.3       126.4       149.9       174.7       201.5       231.8
  EBITDA Margin                                     18.2%       17.5%       18.0%       18.7%       19.3%       20.0%

EBIT                                                87.3        93.0       108.9       129.3       153.3       176.5
  EBIT Margin                                       14.2%       12.9%       13.1%       13.8%       14.7%       15.2%

EBIT After Tax (b)                                  51.5        54.9        64.2        76.3        90.5       104.1

  plus: Depreciation & Amortization                 25.1        33.3        41.0        45.5        48.2        55.3
  less: Use of Non-cash Working Capital (Source)   (11.9)      (10.3)      (30.4)       (2.9)      (31.0)       (4.2)
  less: Maintenance Capital Expenditures           (34.4)      (39.1)      (42.4)      (44.2)      (46.0)      (47.8)
  less: Acquisition Capital Expenditures           (18.1)      (35.7)      (25.5)      (15.5)      (15.5)      (15.5)
                                                --------    --------    --------    --------    --------    --------

Unlevered Free Cash Flow                           $12.2        $3.1        $7.0       $59.2       $46.2       $91.9
                                                ========    ========    ========    ========    ========    ========

--------------------------------------------------------------------------------

                            PV of Terminal Value as of 12/31/98
                          ----------------------------------------                  ----------------------------------
            PV Cash       Multiple of 2003 EBITDA ($231.8 million)      Less:             Implied Equity Valuation
Discount  Flows as of     ----------------------------------------     Net Debt     ----------------------------------
  Rate      12/31/98       6.0x            7.5x             9.0x      @ 12/31/98     6.0x           7.5x         9.0x
--------  -----------     ------          ------         --------     ----------    ------         ------       ------
 15.0%      $119.1        $691.5          $864.4         $1,037.3      ($207.9)     $602.7         $775.6       $948.5
 17.0%      $111.3        $634.4          $793.0           $951.6      ($207.9)     $537.9         $696.5       $855.1
 19.0%      $104.3        $582.8          $728.6           $874.3      ($207.9)     $479.3         $625.0       $770.7

                                                                                  --------------------------------------
                                                                                  Implied Equity Valuation per Share (c)
                                                                       Discount   --------------------------------------
                                                                         Rate        6.0x           7.5x         9.0x
                                                                       --------     ------         ------       ------
                                                                        15.0%       $12.59         $16.15       $19.71
                                                                        17.0%       $11.25         $14.52       $17.79
                                                                        19.0%       $10.04         $13.05       $16.05

----------
(a)   Source: CAPTAIN management estimates.
(b)   Assumes a 41.0% tax rate.
(c) Based on 47.3 million shares outstanding and 1.2 million in-the-money options with a weighted average exercise price of $6.50.


--------------------------------------------------------------------------------
PROJECT COP                          - 40 -                [LOGO]BT Alex. Brown
                                                                 Incorporated

--------------------------------------------------------------------------------

                    CAPTAIN Valuation Based on Premiums Paid


--------------------------------------------------------------------------------
PROJECT COP                          - 41 -                [LOGO]BT Alex. Brown
                                                                 Incorporated

                             Premiums Paid Analysis
--------------------------------------------------------------------------------

                        January 1, 1995 through Present

                        -------------------------------
                                  WCAS Offer:
                        One Day Prior to Grant of Early
                        Termination of WCAS' HSR Filing
                                     161.4%
                        -------------------------------

                        -------------------------------
                                  WCAS Offer:
                             One Day Prior Premium
                                     55.3%
                        -------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                 All Deals (84)      Health Care (16)   Health Care Services (9)
                 --------------      ----------------   ------------------------
One Day               26.30%              37.70%                34.10%
One Month             35.30%              45.50%                49.50%

----------
Source: Securities Data Company.

(a) Includes completed deals between $750 and $1,250 million since 1/1/95. Includes only changes of control for non-finance companies.


--------------------------------------------------------------------------------
PROJECT COP                          - 42 -                [LOGO]BT Alex. Brown
                                                                 Incorporated

                             Premiums Paid Analysis
--------------------------------------------------------------------------------

                   Selected Mergers and Acquisitions (84) (a)

                                                                                               Premium
                                                 CAPTAIN     Transaction           --------------------------------  Implied Price
                                                  Price      Premium (b)           Mean               Range            per Share
                                                 -------     -----------           -----        -------------------  -------------
                                                 -------     -----------           --------------------------------  -------------
One Day Prior (02/26/99)                         $10.63         55.3%              26.3%        -24.3%       118.5%      $13.42

One Month Prior (01/26/99)                       $10.81         52.6%              35.3%        -27.5%       118.5%      $14.63

One day prior to grant of early termination
  of WCAS' HSR filing (10/09/98)                  $6.31        161.4%                --            --           --           --
                                                 -------     -----------           --------------------------------  -------------

             Selected Health Care Mergers and Acquisitions (16) (a)

                                                                                               Premium
                                                 CAPTAIN     Transaction           --------------------------------  Implied Price
                                                  Price      Premium (b)           Mean               Range            per Share
                                                 -------     -----------           -----        -------------------  -------------
                                                 -------     -----------           --------------------------------  -------------
One Day Prior (02/26/99)                         $10.63         55.3%              37.7%         -5.2%       118.5%      $14.63

One Month Prior (01/26/99)                       $10.81         52.6%              45.5%          5.5%       118.5%      $15.73

One day prior to grant of early termination
  of WCAS' HSR filing (10/09/98)                  $6.31        161.4%                --            --           --           --
                                                 -------     -----------           --------------------------------  -------------

         Selected Health Care Services Mergers and Acquisitions (9) (a)

                                                                                               Premium
                                                 CAPTAIN     Transaction           --------------------------------  Implied Price
                                                  Price      Premium (b)           Mean               Range            per Share
                                                 -------     -----------           -----        -------------------  -------------
                                                 -------     -----------           --------------------------------  -------------
One Day Prior (02/26/99)                         $10.63         55.3%              34.1%          7.7%       118.5%      $14.25

One Month Prior (01/26/99)                       $10.81         52.6%              49.5%         18.9%       118.5%      $16.17

One day prior to grant of early termination
  of WCAS' HSR filing (10/09/98)                  $6.31        161.4%                --            --           --           --
                                                 -------     -----------           --------------------------------  -------------

----------
(a) Includes completed deals between $750 million and $1,250 million since 1/1/95. Includes only changes of control for non-finance companies.

(b)   Based on a purchase price per share of $16.50.


--------------------------------------------------------------------------------
PROJECT COP                          - 43 -                [LOGO]BT Alex. Brown
                                                                 Incorporated

--------------------------------------------------------------------------------

                 CAPTAIN Post-Transaction Common Stock Analysis


--------------------------------------------------------------------------------
PROJECT COP                          - 44 -                [LOGO]BT Alex. Brown
                                                                 Incorporated

                     Post-Transaction Common Stock Analysis
--------------------------------------------------------------------------------

--------------------------------------------------------
Total Gross Shares Outstanding (a):
   2002 Basic Shares                                25.1
   2002 Mngt. Options                                2.1
   2002 PIK/Mezzanine Debt Shares                    1.3
                                             -----------
      Total Gross Shares Outstanding                28.5
========================================================

         Implied Price per Share Based on Forward Net Income Multiples:

                                          2002 Forward Net Income Multiple (c)
Discount                                ----------------------------------------
Rate (b)                                 11.0x            13.0x            15.0x
--------                                ------           ------           ------
 25.0%                                  $10.64           $12.47           $14.30

 27.5%                                   $9.92           $11.63           $13.34

 30.0%                                   $9.27           $10.87           $12.46


             Implied Price per Share Based on LTM EBITDA Multiples:

                                              2002 LTM EBITDA Multiple (c)
Discount                                ----------------------------------------
Rate (b)                                 6.0x             7.5x             9.0x
--------                                ------           ------           ------
 25.0%                                  $11.85           $15.08           $18.30

 27.5%                                  $11.05           $14.06           $17.08

 30.0%                                  $10.32           $13.14           $15.95

----------
Note: Assumes a transaction closing date of 06/30/99.

(a)   Based on WCAS offer.

(b) Discount rates based on expected returns for equity investors in highly leveraged capital structures.

(c) Based on forward net income and LTM EBITDA multiples as of 2/26/99 for the the comparable public companies.


--------------------------------------------------------------------------------
PROJECT COP                          - 45 -                [LOGO]BT Alex. Brown
                                                                 Incorporated

                      Leveraged Recapitalization Analysis
--------------------------------------------------------------------------------
                 (dollars in millions, except per share amounts)

                                                                     Fiscal Year Ended December (a),
                                           ------------------------------------------------------------------------------------
                                           Actual    Pro Forma
                                            1998      1998 (b)     1999E (c)    2000E (c)    2001E (c)   2002E (c)    2003E (c)
                                           ------    ---------     ---------    ---------    ---------   ---------    ---------
Operating Data:

   Revenues                                $616.8      $616.8       $722.0       $831.5       $935.6     $1,044.3     $1,160.2
   EBITDA                                   112.3       112.3        126.4        149.9        174.7        201.5        231.8
   Net Income                                44.2        11.4         29.9         21.5         32.1         45.0         57.1
   Earnings per Share                       $0.93       $0.43        $0.79        $0.80        $1.18        $1.64        $2.06

   Capital Expenditures                     $34.4       $34.4        $39.1        $42.4        $44.2        $46.0        $47.8
   Interest Expense                          16.3        69.5         43.0         71.0         73.0         74.4         77.1

   Total Cash                              $120.1       $45.0        $19.9        $19.4        $24.3        $42.0       $107.6
   Total Debt                               327.9       675.0        679.0        715.6        706.8        724.5        745.1
   Total Equity                             239.9      (171.6)      (141.7)      (120.2)       (88.2)       (43.1)        14.0

Key Ratios:

   EBITDA/Interest                            6.9x        1.6x         2.9x         2.1x         2.4x         2.7x         3.0x
   (EBITDA - CapEx)/Interest                  4.8x        1.1x         2.0x         1.5x         1.8x         2.1x         2.4x
   Senior Debt/EBITDA                         0.6x        3.3x         2.9x         2.6x         2.1x         1.8x         1.5x
   Total Debt/EBITDA                          2.9x        6.0x         5.4x         4.8x         4.0x         3.6x         3.2x

----------
Note: Assumes recapitalization occurs 6/30/99.

(a)   Recapitalization structure based on WCAS offer.

(b)   Assumes recapitalization occurs 1/1/98.

(c)   Projections based on CAPTAIN management estimates.


--------------------------------------------------------------------------------
PROJECT COP                          - 46 -                [LOGO]BT Alex. Brown
                                                                 Incorporated

--------------------------------------------------------------------------------

                  CAPTAIN Leveraged Recapitalization Analysis


--------------------------------------------------------------------------------
PROJECT COP                          - 47 -                [LOGO]BT Alex. Brown
                                                                 Incorporated

                      Leveraged Recapitalization Analysis
--------------------------------------------------------------------------------

Key Financial Assumptions (a):

                                                          Multiple of
Debt Structure              Amount    Interest Rate        LTM EBITDA          Amortization/Maturity
--------------              ------    -------------        ----------          ---------------------
Senior B Term Loan          $250          8.25%               2.2x          1%, 1%, 1%, 1%, 1%, 1%, 94%

Senior C Term Loan          $125          8.50%               1.1x        1%, 1%, 1%, 1%, 1%, 1%, 1%, 93%

Senior Sub. Notes           $190         12.00%               1.7x                None / 10 Years

PIK/Mezzanine Debt          $110         14.00%               1.0x                None / 10 Years
                            ----                              ----

   Total                    $675                              6.0x

o   Rollover Equity of 7% of fully-diluted post-transaction shares

o   Management options grant of 7.5% of fully diluted post-transaction shares

o   Terminal value as a multiple of LTM EBITDA of 6.0x to 9.0x

o   Required equity returns of 25% to 30%

----------
(a) Based on WCAS capital structure. Interest rates and amortization/maturity may very based on market conditions.


--------------------------------------------------------------------------------
PROJECT COP                          - 48 -                [LOGO]BT Alex. Brown
                                                                 Incorporated

                      Leveraged Recapitalization Analysis
--------------------------------------------------------------------------------

-----------------------------
Assuming 9.0x EBITDA Multiple
       in Year 2002 (a)
-----------------------------

Implied Equity Returns:

                                    Purchase Price per Share
Total Debt/       --------------------------------------------------------------
  EBITDA          $15.00       $15.50       $16.00         $16.50         $17.00
-----------       ------       ------       ------         ------         ------

   6.0x            35.9%        33.3%        30.9%          28.8%          26.7%

   5.5x            32.3%        30.1%        28.1%          26.3%          24.5%

   5.0x            29.6%        27.8%        26.0%          24.4%          22.9%

   4.5x            27.5%        25.8%        24.3%          22.8%          21.4%

----------
(a)   Based on CAPTAIN management estimates.


--------------------------------------------------------------------------------
PROJECT COP                          - 49 -                [LOGO]BT Alex. Brown
                                                                 Incorporated

                      Leveraged Recapitalization Analysis
--------------------------------------------------------------------------------

-----------------------
     Assuming 6.0x
Total Debt / EBITDA (a)
-----------------------

Implied Equity Returns:

                                      Purchase Price per Share
EBITDA Multiple     ------------------------------------------------------------
 in Year 2002       $14.00   $14.50   $15.00   $15.50   $16.00   $16.50   $17.00
---------------     ------   ------   ------   ------   ------   ------   ------

     6.0x            14.1%    11.6%     9.4%     7.4%     5.6%     3.9%     2.3%

     6.5x            19.9%    17.3%    15.0%    12.8%    10.9%     9.1%     7.4%

     7.0x            25.1%    22.4%    19.9%    17.7%    15.6%    13.7%    12.0%

     7.5x            29.8%    27.0%    24.4%    22.1%    19.9%    18.0%    16.1%

     8.0x            34.2%    31.2%    28.5%    26.1%    23.9%    21.8%    19.9%

     8.5x            38.2%    35.1%    32.3%    29.8%    27.5%    25.4%    23.4%

     9.0x            41.9%    38.7%    35.9%    33.3%    30.9%    28.8%    26.7%

----------
(a)   Based on the WCAS proposal and CAPTAIN management estimates.


--------------------------------------------------------------------------------
PROJECT COP                          - 50 -                [LOGO]BT Alex. Brown
                                                                 Incorporated

--------------------------------------------------------------------------------

                                    Appendix


--------------------------------------------------------------------------------
PROJECT COP                          - 51 -                [LOGO]BT Alex. Brown
                                                                 Incorporated

--------------------------------------------------------------------------------

                    CAPTAIN Post-Transaction Capitalization


--------------------------------------------------------------------------------
PROJECT COP                          - 52 -                [LOGO]BT Alex. Brown
                                                                 Incorporated

                    CAPTAIN Post-Transaction Capitalization
--------------------------------------------------------------------------------
                             (dollars in millions)

-----------------------
WCAS Proposed Structure
=======================

                                                        Multiple of           Multiple of         Multiple of
                                    Sources            LTM EBITDA (a)         1999 EBITDA         2000 EBITDA
                                    -------            --------------         -----------         -----------
Revolving Credit Facility               $0.0                    0.0 x               0.0 x               0.0 x
Senior Term Loans                      375.0                    3.3 x               3.0 x               2.5 x
Senior Subordinated Notes              190.0                    1.7 x               1.5 x               1.3 x
PIK/Mezzanine Debt                     110.0                    1.0 x               0.9 x               0.7 x
                                    --------                   ------              ------              ------

   Total Debt                         $675.0                    6.0 x               5.3 x               4.5 x

New Equity                            $381.4                    3.4 x               3.0 x               2.5 x
Rollover Equity                         33.0                    0.3 x               0.3 x               0.2 x
                                    --------                   ------              ------              ------

   Total Equity                       $414.3                    3.7 x               3.3 x               2.8 x

Total                               $1,089.3                    9.7 x               8.6 x               7.3 x
                                    ========                   ======              ======              ======

LTM EBITDA                                                     $112.3              $126.4              $149.9

----------
(a)   LTM as of December 31, 1998; excludes non-recurring charges.


--------------------------------------------------------------------------------
PROJECT COP                          - 53 -                [LOGO]BT Alex. Brown
                                                                 Incorporated

--------------------------------------------------------------------------------

                 CAPTAIN Financial and Stock Price Information


--------------------------------------------------------------------------------
PROJECT COP                          - 54 -                [LOGO]BT Alex. Brown
                                                                 Incorporated

                 CAPTAIN Historical and Projected Balance Sheet
--------------------------------------------------------------------------------
                              (dollars in millions)

                                                  As of December 31,                Projected as of December 31,
                                             --------------------------    ----------------------------------------------
                                              1996      1997      1998     1999E     2000E     2001E     2002E     2003E
                                             ------    ------    ------    ------    ------    ------    ------    ------
ASSETS
   Cash and Cash Equivalents                  $70.3     $12.6    $120.1    $108.5    $104.8     $54.8     $92.6     $24.9
   Accounts Receivable, Net                    78.7     107.0     128.5     148.4     170.5     188.3     212.2     232.8
   Other Current Assets                         8.9      26.2      29.7      35.1      40.4      45.5      50.8      56.4
                                             ------    ------    ------    ------    ------    ------    ------    ------
      Total Current Assets                    157.9     145.8     278.3     292.1     315.8     288.7     355.6     314.2
   PP&E, Net                                   45.9      65.7      86.9     111.1     130.0     144.7     158.2     165.9
   Goodwill and Other Intangibles, net        155.2     262.6     280.4     299.7     309.5     311.0     312.1     312.8
   Financing Costs                              3.4       3.1       7.7       5.7       3.7       1.8       0.5      (0.0)
   Other Non-Current Assets                     5.5       5.8       3.9      10.0      11.5      13.0      14.5      16.1
                                             ------    ------    ------    ------    ------    ------    ------    ------
      Total Non-Current Assets                210.0     337.2     378.9     426.5     454.8     470.4     485.2     494.8
                                             ------    ------    ------    ------    ------    ------    ------    ------
TOTAL ASSETS                                 $367.9    $483.0    $657.2    $718.5    $770.6    $759.1    $840.8    $808.9
                                             ======    ======    ======    ======    ======    ======    ======    ======

LIABILITIES AND STOCKHOLDERS' EQUITY
   Accounts Payable and Accrued Expenses      $31.7     $52.1     $57.8     $79.4     $77.3     $97.3     $95.5    $117.4
   Current Portion of L-T Debt                  4.1       7.5       0.1       0.0      97.9       0.0     230.0       0.0
   Revolver                                     5.7      49.0       0.0       0.0       0.0       0.0       0.0      76.9
   Other Current Liabilities                    0.0       0.0       7.5       0.8       0.0       0.0       0.0       0.0
                                             ------    ------    ------    ------    ------    ------    ------    ------
      Total Current Liabilities                41.5     108.6      65.3      80.2     175.2      97.3     325.5     194.3
   Long-Term Debt                             132.5     150.1     327.9     327.9     230.0     230.0       0.0       0.0
   Other Non-Current Liabilities               15.8      17.8      24.1      24.1      24.1      24.1      24.1      24.1
                                             ------    ------    ------    ------    ------    ------    ------    ------
      Total Non-Current Liabilities           148.3     167.9     352.0     352.0     254.1     254.1      24.1      24.1
   Stockholders' Equity                       178.1     206.4     239.9     286.4     341.4     407.7     491.2     590.5
                                             ------    ------    ------    ------    ------    ------    ------    ------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY   $367.9    $483.0    $657.2    $718.5    $770.6    $759.1    $840.8    $808.9
                                             ======    ======    ======    ======    ======    ======    ======    ======

-------------------------------------------------------------------------------------------------------------------------

Selected Financial Data
   Current Ratio                                3.8x      1.3x      4.3x      3.6x      1.8x      3.0x      1.1x      1.6x
   Working Capital                           $116.4     $37.1    $213.0    $211.8    $140.6    $191.4     $30.1    $119.8
   Non-Cash Working Capital                   $55.9     $81.0     $92.9    $103.3    $133.7    $136.6    $167.6    $171.8
   Total Debt / Equity                         79.8%    100.1%    136.7%    114.5%     96.0%     56.4%     46.8%     13.0%
   Total Debt / Total Capitalization           44.4%     50.0%     57.8%     53.4%     49.0%     36.1%     31.9%     11.5%
   Total Debt / EBITDA                          2.5x      2.3x      2.9x      2.6x      2.2x      1.3x      1.1x      0.3x

----------
Source: CAPTAIN management estimates.


--------------------------------------------------------------------------------
PROJECT COP                          - 55 -                [LOGO]BT Alex. Brown
                                                                 Incorporated

              CAPTAIN Historical and Projected Cash Flow Statement
--------------------------------------------------------------------------------
                              (dollars in millions)

                                                                               Year Ended December 31,
                                                      --------------------------------------------------------------------------
                                                       1996     1997    1998E     1999E     2000E     2001E     2002E     2003E
                                                      ------   ------   ------    ------    ------    ------    ------    ------
Cash Flows from Operating Activities:
      Net Income (Loss)                                $28.0    $10.0    $24.6     $29.9     $21.5     $32.1     $45.0     $57.1
                                                      ------   ------   ------    ------    ------    ------    ------    ------
Adjustments to Reconcile Net Income (Loss) to Net
   Cash Provided by (Used in) Operating Activities:
      Depreciation                                       6.7     10.5     15.2      22.4      29.4      33.4      36.4      44.1
      Amortization of Goodwill and Financing Costs       3.5      6.7      9.9      10.0      11.8      12.2      12.5      12.9

   Changes in Assets and Liabilities:
      Accounts Receivable                              (15.0)   (27.4)   (21.6)    (19.9)    (22.1)    (17.8)    (23.9)    (20.5)
      Accounts Payable                                  (2.7)    12.3      5.6      21.7      (2.1)     20.0      (1.8)     21.9
      Other                                             (5.0)   (12.4)    18.6     (18.3)     (7.6)     (6.5)     (6.8)     (7.2)
                                                      ------   ------   ------    ------    ------    ------    ------    ------
Net Cash Provided by (Used in) Operating Activities:    15.6     (0.3)   162.3      53.5      47.2      92.2      82.9     132.6

Investing Activities:
      Total Non Acquisition CapEx                      (24.0)   (26.3)   (34.4)    (39.1)    (42.4)    (44.2)    (46.0)    (47.8)
      Acquisition Purchase Price                       (68.8)  (102.1)   (18.1)    (35.7)    (25.5)    (15.5)    (15.5)    (15.5)
      Disposals of PP&E                                  0.0      0.6      0.4       0.0       0.0       0.0       0.0       0.0
      Other Investing Activities                       (12.0)    12.0      0.0       0.0       0.0       0.0       0.0       0.0
                                                      ------   ------   ------    ------    ------    ------    ------    ------
Net Cash Used in Investment Activities:               (104.9)  (115.8)   (52.0)    (74.8)    (67.8)    (59.6)    (61.4)    (63.3)

Financing Activities:
      Proceeds from Issuance of Debt                   160.1     69.8    223.6       0.0       0.0       0.0       0.0       0.0
      Other                                             13.2      5.7     (3.1)      0.0       0.0       0.0       0.0       0.0
Cash Flow Before Debt Repayment                         84.1    (40.6)   330.7     (21.3)    (20.6)     32.5      21.5      69.3
      Revolver Draw (Repayment)                          0.0      0.0    (49.0)      0.0       0.0       0.0       0.0       0.0
      Other Debt Repayment, net                        (37.2)    (5.1)   (49.7)     (3.8)     20.1     (27.6)     (3.8)     (3.8)(a)
                                                      ------   ------   ------    ------    ------    ------    ------    ------

Net Increase (Decrease) in Cash                         46.8    (45.6)   232.0     (25.0)     (0.5)      4.9      17.7      65.6
Cash - Beginning of Period                              11.4     58.2     12.6      45.0      19.9      19.4      24.3      42.0
                                                      ------   ------   ------    ------    ------    ------    ------    ------
Cash - End of Period                                   $58.2    $12.6   $244.6     $19.9     $19.4     $24.3     $42.0    $107.6
                                                      ======   ======   ======    ======    ======    ======    ======    ======

----------
Source: CAPTAIN management estimates.

(a) Amount represents $230 million of repayment of convertible securities and an $82.9 million draw down on the Company's revolving credit facilities.


--------------------------------------------------------------------------------
PROJECT COP                          - 56 -                [LOGO]BT Alex. Brown
                                                                 Incorporated

--------------------------------------------------------------------------------

                           Selected Public Companies


--------------------------------------------------------------------------------
PROJECT COP                          - 57 -                [LOGO]BT Alex. Brown
                                                                 Incorporated

                       Selected Public Company Statistics
--------------------------------------------------------------------------------

----------------------------------     ---------------------------------         ----------------------------------

   ----------------------------           ---------------------------               ----------------------------
        Revenue Multiple                        EBITDA Multiple                            EBIT Multiple
   ----------------------------           ---------------------------               ----------------------------
UP & UP                      5.9 x     UP & UP                    13.7 x         Ortho. Centers              15.4 x
Ortho. Centers               3.8 x     Ortho. Centers             13.2 x         UP & UP                     14.9 x
Pediatrix                    3.0 x     Pediatrix                   9.7 x         Healthplan Services         12.9 x
First Health                 2.2 x     CAPTAIN (a)                 8.9 x         Amer. Dental Partners       12.0 x
CAPTAIN (a)                  1.6 x     AOR                         8.1 x         AOR                         11.5 x
AOR                          1.2 x     Vision Twenty-One           7.2 x         Pediatrix                   11.4 x
CAPTAIN                      1.2 x     Amer. Dental Partners       7.2 x         Vision Twenty-One           11.3 x
Healthcare Recoveries        1.1 x     First Health                6.6 x         CAPTAIN (a)                 11.2 x
CorVel                       0.9 x     Healthplan Services         6.5 x         CorVel                       8.7 x
Healthplan Services          0.7 x     CAPTAIN                     6.3 x         CAPTAIN                      8.0 x
Amer. Dental Partners        0.7 x     CorVel                      6.3 x         First Health                 7.7 x
First Commonwealth           0.7 x     First Commonwealth          6.2 x         First Commonwealth           7.2 x
Vision Twenty-One            0.6 x     Healthcare Recoveries       3.4 x         Healthcare Recoveries        4.0 x
----------------------------------     ---------------------------------         ----------------------------------

----------------------------------     ---------------------------------         ----------------------------------

   ----------------------------           ---------------------------               ----------------------------
       Calendar 1999 P/E                       Calendar 2000 P/E                       Cal. 2000 P/E to Growth
   ----------------------------           ---------------------------               ----------------------------
UP & UP                     19.0 x     UP & UP                    15.8 x         CorVel                       73.4%
CAPTAIN (a)                 17.3 x     CAPTAIN (a)                15.0 x         First Health                 72.5%
Ortho. Centers              15.9 x     Ortho. Centers             12.0 x         CAPTAIN (a)                  64.3%
Pediatrix                   13.8 x     Pediatrix                  11.6 x         Healthplan Services          59.8%
AOR                         13.2 x     CorVel                     11.0 x         First Commonwealth           56.6%
CorVel                      12.7 x     AOR                        10.3 x         Pediatrix                    42.8%
CAPTAIN                     11.1 x     First Health                9.9 x         CAPTAIN                      41.4%
Healthplan Services         11.1 x     CAPTAIN                     9.6 x         AOR                          39.8%
First Health                11.0 x     Healthplan Services         9.0 x         Ortho. Centers               35.3%
Amer. Dental Partners       10.0 x     First Commonwealth          8.5 x         Healthcare Recoveries        28.2%
First Commonwealth           9.8 x     Amer. Dental Partners       8.0 x         Amer. Dental Partners        24.5%
Healthcare Recoveries        9.2 x     Healthcare Recoveries       7.2 x         Vision Twenty-One            19.3%
Vision Twenty-One            7.5 x     Vision Twenty-One           5.8 x         UP & UP                        NA
----------------------------------     ---------------------------------         ----------------------------------

----------
(a)   CAPTAIN at $16.50 purchase price per share.


--------------------------------------------------------------------------------
PROJECT COP                          - 58 -                [LOGO]BT Alex. Brown
                                                                 Incorporated

                       Selected Public Company Statistics
--------------------------------------------------------------------------------
                              (dollars in millions)

----------------------------------        --------------------------------         ---------------------------------

   ----------------------------              --------------------------               ---------------------------
         Equity Value                              Enterprise Value                       Q Over Q EPS Growth
   ----------------------------              --------------------------               ---------------------------
AOR                         $984.8        AOR                     $1,213.7         Pediatrix                   37.6%
First Health                $973.2        First Health            $1,119.4         Ortho. Centers              37.0%
CAPTAIN (a)                 $792.5        CAPTAIN (a)             $1,000.4         AOR                         34.0%
Ortho. Centers              $740.2        Ortho. Centers            $763.7         Healthcare Recoveries       25.4%
CAPTAIN                     $502.5        CAPTAIN                   $710.3         UP & UP                     23.9%
Pediatrix                   $492.6        Pediatrix                 $515.4         Vision Twenty-One           20.6%
UP & UP                     $465.3        UP & UP                   $449.5         First Commonwealth          15.4%
CorVel                      $147.7        Healthplan Services       $206.6         CorVel                      13.6%
Healthplan Services         $117.5        CorVel                    $140.7         CAPTAIN                    -11.9%
Healthcare Recoveries        $95.6        Vision Twenty-One         $127.1         First Health                   NM
Amer. Dental Partners        $59.5        Amer. Dental Partners      $68.4         Amer. Dental Partners          NM
Vision Twenty-One            $55.4        Healthcare Recoveries      $51.6         Healthplan Services            NM
First Commonwealth           $47.1        First Commonwealth         $40.8
----------------------------------        --------------------------------         ---------------------------------

----------------------------------        --------------------------------         ---------------------------------

   ----------------------------              --------------------------               ---------------------------
         EBITDA Margin                             EBIT Margin                              Net Income Margin
   ----------------------------              --------------------------               ---------------------------
UP & UP                      43.4%        UP & UP                    39.9%         UP & UP                     24.4%
First Health                 33.2%        First Health               28.6%         Healthcare Recoveries       18.4%
Healthcare Recoveries        32.3%        Healthcare Recoveries      27.9%         First Health                17.9%
Pediatrix                    31.1%        Pediatrix                  26.6%         Pediatrix                   16.0%
Ortho. Centers               28.7%        Ortho. Centers             24.6%         Ortho. Centers              15.4%
CAPTAIN                      18.2%        CAPTAIN                    14.4%         CAPTAIN                      7.2%
AOR                          14.6%        AOR                        10.3%         CorVel                       6.3%
CorVel                       14.0%        CorVel                     10.1%         First Commonwealth           6.0%
Healthplan Services          11.3%        First Commonwealth          9.0%         AOR                          5.5%
First Commonwealth           10.6%        Healthplan Services         5.7%         Amer. Dental Partners        2.3%
Amer. Dental Partners         9.3%        Amer. Dental Partners       5.5%         Vision Twenty-One            2.2%
Vision Twenty-One             8.5%        Vision Twenty-One           5.4%         Healthplan Services          1.4%
----------------------------------        --------------------------------         ---------------------------------

----------
(a)   CAPTAIN at $16.50 purchase price per share.


--------------------------------------------------------------------------------
PROJECT COP                          - 59 -                [LOGO]BT Alex. Brown
                                                                 Incorporated

                           Selected Public Companies
--------------------------------------------------------------------------------
                 (dollars in millions, except per share amounts)

                                             --------------------------------------------
                                                           Market Statistics
                                             --------------------------------------------
                                             Stock Price         Equity        Enterprise
Company                                        02/26/99          Value            Value
-------------------------------------        -----------         ------        ----------
American Dental Partners                         $8.00            $59.5            $68.4
American Oncology Resources, Inc.               $10.00           $984.8         $1,213.7
Corvel Corporation                              $35.50           $147.7           $140.7
First Commonwealth, Inc.                        $12.50            $47.1            $40.8
First Health Group Corp.                        $16.00           $973.2         $1,119.4
Healthcare Recoveries, Inc.                      $8.31            $95.6            $51.6
Healthplan Services Corporation                  $8.44           $117.5           $206.6
Orthodontic Centers of America, Inc.            $15.13           $740.2           $763.7
Pediatrix Medical Group, Inc.                   $30.88           $492.6           $515.4
United Payors & United Providers, Inc           $24.75           $465.3           $449.5
Vision Twenty-One, Inc.                          $3.69            $55.4           $127.1

-----------------------------------------------------------------------------------------
Mean:
-----------------------------------------------------------------------------------------

CAPTAIN Trading                                 $10.63           $502.5           $710.3

CAPTAIN Purchase Price                          $16.50           $792.5         $1,000.4

                                         -------------------------------------------------------------------------------------------
                                                                             Valuation Benchmarks
                                         -------------------------------------------------------------------------------------------
                                           Enterprise Value as a Multiple of LTM               Equity Value as a Multiple of
                                         -----------------------------------------    ----------------------------------------------
Company                                  Revenues          EBITDA            EBIT     Trailing EPS      Cal '99 EPS      Cal '00 EPS
-------------------------------------    --------          ------           ------    ------------      -----------      -----------
American Dental Partners                   0.7 x            7.2 x           12.0 x        20.3 x           10.0 x            8.0 x
American Oncology Resources, Inc.          1.2 x            8.1 x           11.5 x        17.6 x           13.2 x           10.3 x
Corvel Corporation                         0.9 x            6.3 x            8.7 x        14.6 x           12.7 x           11.0 x
First Commonwealth, Inc.                   0.7 x            6.2 x            7.2 x        12.4 x            9.8 x            8.5 x
First Health Group Corp.                   2.2 x            6.6 x            7.7 x        11.5 x           11.0 x            9.9 x
Healthcare Recoveries, Inc.                1.1 x            3.4 x            4.0 x        11.2 x            9.2 x            7.2 x
Healthplan Services Corporation            0.7 x            6.5 x           12.9 x            NM           11.1 x            9.0 x
Orthodontic Centers of America, Inc.       3.8 x           13.2 x           15.4 x        23.5 x           15.9 x           12.0 x
Pediatrix Medical Group, Inc.              3.0 x            9.7 x           11.4 x        18.0 x           13.8 x           11.6 x
United Payors & United Providers, Inc      5.9 x           13.7 x           14.9 x        23.9 x           19.0 x           15.8 x
Vision Twenty-One, Inc.                    0.6 x            7.2 x           11.3 x        11.7 x            7.5 x            5.8 x

------------------------------------------------------------------------------------------------------------------------------------
Mean:                                      1.9 x            8.0 x           10.6 x        16.5 x           12.1 x            9.9 x
------------------------------------------------------------------------------------------------------------------------------------

CAPTAIN Trading                            1.2 x            6.3 x            8.0 x        11.5 x           11.1 x            9.6 x

CAPTAIN Purchase Price                     1.6 x            8.9 x           11.2 x        17.8 x           17.3 x           15.0 x

                                        --------------------------------------------------------------   ---------------------------
                                                                Growth Rates                                    Margins (LTM)
                                        --------------------------------------------------------------   ---------------------------
                                            Historical
                                        (Most Recent Qtr.)   Projected Calendar Year EPS
                                        ------------------  -----------------------------  2000 P/E to                          Net
Company                                 Revenues     EPS    1998-1999  1999-2000  I/B/E/S  Growth Rate   EBITDA      EBIT     Income
-------------------------------------   --------   -------  ---------  ---------  -------  -----------   ------      -----    ------
American Dental Partners                  67.7%        NM     48.1%      25.0%      32.6%      24.5%       9.3%       5.5%      2.3%
American Oncology Resources, Inc.         34.3%     34.0%     24.6%      27.6%      25.9%      39.8%      14.6%      10.3%      5.5%
Corvel Corporation                        18.2%     13.6%     14.4%      15.7%      15.0%      73.4%      14.0%      10.1%      6.3%
First Commonwealth, Inc.                  11.2%     15.4%     21.9%      15.0%      15.0%      56.6%      10.6%       9.0%      6.0%
First Health Group Corp.                  -0.2%        NM      3.6%      11.0%      13.7%      72.5%      33.2%      28.6%     17.9%
Healthcare Recoveries, Inc.               24.9%     25.4%     15.4%      27.8%      25.6%      28.2%      32.3%      27.9%     18.4%
Healthplan Services Corporation            8.3%        NM     -2.6%      23.7%      15.0%      59.8%      11.3%       5.7%      1.4%
Orthodontic Centers of America, Inc.      42.2%     37.0%     35.7%      32.6%      34.0%      35.3%      28.7%      24.6%     15.4%
Pediatrix Medical Group, Inc.             43.3%     37.6%     25.8%      19.2%      27.0%      42.8%      31.1%      26.6%     16.0%
United Payors & United Providers, Inc     27.9%     23.9%     17.1%      20.8%         NA         NA      43.4%      39.9%     24.4%
Vision Twenty-One, Inc.                   36.7%     20.6%     28.9%      30.0%      30.0%      19.3%       8.5%       5.4%      2.2%

------------------------------------------------------------------------------------------------------------------------------------
Mean:                                     28.6%     25.9%     21.2%      22.6%      23.4%      45.2%      21.5%      17.6%     10.5%
------------------------------------------------------------------------------------------------------------------------------------

CAPTAIN Trading                           13.8%    -11.9%      2.5%      15.6%      23.3%      41.4%      18.2%      14.4%      7.2%

CAPTAIN Purchase Price                    13.8%    -11.9%      2.5%      15.6%      23.3%      64.3%      18.2%      14.4%      7.2%


--------------------------------------------------------------------------------
PROJECT COP                          - 60 -                [LOGO]BT Alex. Brown
                                                                 Incorporated

                           Selected Public Companies
--------------------------------------------------------------------------------
                 (dollars in millions, except per share amounts)

                                       ----------------------------------------------  ---------------------------------------------
                                                       Market Statistics                           Balance Sheet Data
                                       ----------------------------------------------  ---------------------------------------------
                                         Stock       52-Week         Price   Price as
                                         Price   ----------------    Change     a %     Cash and      Total
Company                                02/26/99   High      Low    12 Months  of High  Equivalents    Assets  Total Debt  Book Value
-------------------------------------  --------  ------    ------  --------- --------  -----------    ------  ----------  ----------
American Dental Partners                 $8.00   $19.38     $7.00        NA    41.3%       $3.1        $71.5      $12.1      $46.9
American Oncology Resources, Inc.       $10.00   $16.13     $7.81    -36.3%    62.0%      $10.1       $976.5     $238.9     $612.6
Corvel Corporation                      $35.50   $40.88    $32.50     -1.0%    86.9%       $7.0        $64.5       $0.0      $50.4
First Commonwealth, Inc.                $12.50   $16.50     $9.50    -15.3%    75.8%       $6.3        $37.4       $0.0      $26.2
First Health Group Corp.                $16.00   $30.88    $13.63    -34.7%    51.8%      $53.8       $638.9     $200.0     $242.7
Healthcare Recoveries, Inc.              $8.31   $24.38     $8.31    -61.1%    34.1%      $44.0        $55.8       $0.0      $34.8
Healthplan Services Corporation          $8.44   $27.00     $8.00    -66.1%    31.3%       $6.1       $280.5      $95.2      $93.6
Orthodontic Centers of America,  Inc.   $15.13   $24.06    $11.75    -21.4%    62.9%       $0.5       $270.9      $23.9     $219.3
Pediatrix Medical Group, Inc.           $30.88   $65.56    $18.06    -25.0%    47.1%       $0.6       $252.9      $23.4     $188.3
United Payors & United Providers, Inc   $24.75   $29.75    $14.00     37.5%    83.2%      $28.7        $99.6      $12.8      $73.0
Vision Twenty-One, Inc.                  $3.69   $11.88     $3.44    -61.4%    31.1%      $10.7       $197.5      $82.3      $80.9

------------------------------------------------------------------------------------------------------------------------------------
Mean:                                                                -28.5%    55.2%
------------------------------------------------------------------------------------------------------------------------------------

CAPTAIN Trading                         $10.63   $35.50     $5.44    -67.4%    29.9%     $120.1       $657.2     $327.9     $239.9

CAPTAIN Purchase Price                  $16.50   $35.50     $5.44    -49.4%    46.5%     $120.1       $657.2     $327.9     $239.9

                                                   Operating Data (LTM)                  EPS Estimates
                                        -----------------------------------------      ----------------
                                                                                           Calendar
                                                                            Net        ----------------
Company                                 Revenues     EBITDA      EBIT      Income       1999       2000
-------------------------------------   --------     ------     ------     ------      -----      -----
American Dental Partners                  $103.2       $9.5       $5.7       $2.4      $0.80      $1.00
American Oncology Resources, Inc.       $1,028.4     $149.7     $105.5      $56.5      $0.76      $0.97
Corvel Corporation                        $159.5      $22.3      $16.1      $10.1      $2.79      $3.23
First Commonwealth, Inc.                   $62.5       $6.6       $5.6       $3.8      $1.28      $1.47
First Health Group Corp.                  $509.5     $169.4     $145.6      $91.4      $1.45      $1.61
Healthcare Recoveries, Inc.                $46.8      $15.1      $13.0       $8.6      $0.90      $1.15
Healthplan Services Corporation           $282.5      $32.0      $16.0       $4.0      $0.76      $0.94
Orthodontic Centers of America, Inc.      $201.8      $58.0      $49.7      $31.1      $0.95      $1.26
Pediatrix Medical Group, Inc.             $170.1      $52.9      $45.3      $27.2      $2.24      $2.67
United Payors & United Providers, Inc      $75.7      $32.8      $30.2      $18.4      $1.30      $1.57
Vision Twenty-One, Inc.                   $206.8      $17.7      $11.2       $4.6      $0.49      $0.64

-------------------------------------------------------------------------------------------------------
Mean:                                     $258.8      $51.5      $40.4      $23.4      $1.25      $1.50
-------------------------------------------------------------------------------------------------------

CAPTAIN Trading                           $616.8     $112.3      $89.0      $44.2      $0.95      $1.10

CAPTAIN Purchase Price                    $616.8     $112.3      $89.0      $44.2      $0.95      $1.10

                                                     Capitalization
                                        ----------------------------------------

                                        Total Debt/    Total Debt/   Total Debt/
Company                                  Book Value  Capitalization    EBITDA
-------------------------------------   -----------  --------------  -----------
American Dental Partners                    25.7%        20.5%         1.3 x
American Oncology Resources, Inc.           39.0%        28.1%         1.6 x
Corvel Corporation                           0.0%         0.0%         0.0 x
First Commonwealth, Inc.                     0.0%         0.0%         0.0 x
First Health Group Corp.                    82.4%        45.2%         1.2 x
Healthcare Recoveries, Inc.                  0.0%         0.0%         0.0 x
Healthplan Services Corporation            101.7%        50.4%         3.0 x
Orthodontic Centers of America, Inc.        10.9%         9.8%         0.4 x
Pediatrix Medical Group, Inc.               12.4%        11.1%         0.4 x
United Payors & United Providers, Inc       17.6%        15.0%         0.4 x
Vision Twenty-One, Inc.                    101.7%        50.4%         4.7 x

--------------------------------------------------------------------------------
Mean:                                       35.6%        20.9%         1.2 x
--------------------------------------------------------------------------------

CAPTAIN Trading                            136.7%        57.8%         2.9 x

CAPTAIN Purchase Price                     136.7%        57.8%         2.9 x


--------------------------------------------------------------------------------
PROJECT COP                          - 61 -                [LOGO]BT Alex. Brown
                                                                 Incorporated

--------------------------------------------------------------------------------

                               Ownership Summary


--------------------------------------------------------------------------------
PROJECT COP                          - 62 -                [LOGO]BT Alex. Brown
                                                                 Incorporated

                           CAPTAIN Ownership Summary
--------------------------------------------------------------------------------

                                                                                         Percent of
Institutional Holdings (a)                                         Shares Held           Outstanding
----------------------------------                                 -----------           -----------
Welsh, Carson, Anderson & Stowe                                     6,299,763               13.3%
Massachusetts Finl Svcs                                             5,852,888               12.4%
TA Associates Inc                                                   2,659,138                5.6%
Warburg Pincus Asset Mgt                                            1,469,938                3.1%
Travelers Inc                                                       1,239,612                2.6%
Waddell & Reed Inc                                                  1,112,118                2.4%
TCW Group Inc                                                       1,086,048                2.3%
Wasatch Advr Inc                                                      825,900                1.7%
Bankers Trust N Y Corp                                                719,252                1.5%
American General Corp                                                 659,429                1.4%
General Motors Invt Mgmt                                              600,700                1.3%
Chase Manhattan Corp                                                  599,331                1.3%
American Cent Cos                                                     577,551                1.2%
Mcstay John Invt Counsel                                              540,400                1.1%
Advantus Capital Mgmt                                                 520,535                1.1%
College Retire Equities                                               513,500                1.1%
Nicholas Co                                                           503,385                1.1%
Merrill Lynch Asset Mgmt                                              490,842                1.0%
Barclays Bank Plc                                                     437,248                0.9%
Eaton Vance Management                                                410,257                0.9%
Scudder Kemper Invts Inc                                              355,000                0.8%
Crown Advr Ltd                                                        351,050                0.7%
Citicorp                                                              350,329                0.7%
Mellon Bank Corporation                                               317,764                0.7%
Vanguard Group Inc                                                    303,650                0.6%
Manley Fuller Asset Mgmt                                              272,200                0.6%
Dimensional Fund Advs                                                 269,200                0.6%
New York St Common Ret                                                263,200                0.6%
State Street Corp                                                     230,904                0.5%
Equitable Companies Inc                                               220,251                0.5%
   All Other Institutional Holders (52)                             3,011,129                6.4%
                                                                   ----------               ----
Total                                                              26,762,749               56.6%

                                                                                         Percent of        Options
Insider Holdings (b)                                           Shares Held (b)(c)      Outstanding(c)    Held (b)(d)
-----------------------------------------------------------    ------------------      --------------    -----------
Donald J. Larson (Former Chariman and CEO)                          1,671,889                3.5%          35,720
Steven E. Nelson (Pres. of Concentra Preferred Systems) (e)         1,336,937                2.8%          26,474
John K. Carlyle (Chairman)                                                  0                0.0%         150,000
Daniel J. Thomas (President, CEO, Director)                               367                0.0%         287,500
Joseph F. Pesce (Exec. VP, CFO, Treasurer)                              5,821                0.0%          64,902
George H. Conrades (Director)                                               0                0.0%          41,971
Robert W. O'Leary (Director)                                                0                0.0%          10,000
Robert W. Ortenzio (Director)                                          14,219                0.0%          11,250
Mitchell T. Rabkin, M.D. (Director)                                       357                0.0%          41,971
Lois E. Silverman (Director)                                          640,543                1.4%               0
                                                                   ----------              -----          -------
Total                                                               3,670,133                7.8%         669,788

Institutional Holdings                                             26,762,749               56.6%
Insider Holdings                                                    3,670,133                7.8%
Retail and Other Holdings                                          16,858,986               35.6%
                                                                   ----------              -----
Total Shares Outstanding (f)                                       47,291,868              100.0%
                                                                   ==========              =====

----------
(a)   Source: CDA Spectrum as of December 31, 1998.

(b)   Source: Company Proxy dated April 6, 1998.

(c)   Excludes options exercisable within sixty days.

(d)   Options exercisable within sixty days.

(e)   Shares held calculated using 0.5 million POLICE shares mulitplied by the
      2.6474 exchange ratio upon the merger with CAPTAIN.

(f)   Source: CAPTAIN management.


--------------------------------------------------------------------------------
PROJECT COP                          - 63 -                [LOGO]BT Alex. Brown
                                                                 Incorporated